UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 09/30

Date of reporting period: 09/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

FCI Bond Fund

Annual Report

September 30, 2015

Fund Advisor:

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

Toll Free (877) 627-8504

FCI Bond Fund

Market Review

The U.S. bond market generated positive returns for the 12 months ended September 30, 2015. The Barclays Intermediate Government / Credit Index increased 2.68% over this timeframe. Interest rates decreased on Treasury securities while credit spreads widened on industrial, financial and utility bonds. Investment grade bonds were the real losers over the last year, as the asset class trailed Treasuries by 2.10% on supply and global growth fears. Major fixed income category returns for the past 12 months were as follows: Treasuries 3.76%, Agencies 1.10%, and Fixed Rate Mortgage Backed Securities 3.45%, Corporates 1.66% (Industrials .73%, Utilities 2.57% and Financials 3.18%).

It has been increasingly clear that the global economy is weakening on the backs of an energy and commodity super-cycle downturn, a buildup of excess production capacity, weak developed and developing currencies and rising geo-political risks. These conditions have led to a major repricing for breakeven inflation levels beyond 10 years. Market based measures of future inflation fell about .45% annually during the quarter and are now lower than any time since 2009. Inflation markets currently reflect a view that the Fed never reaches its 2% inflation target over the next ten years (1.40% 10-Yr average).

As we look forward, we are paying close attention to a few key issues: Fed policy, commodity market stabilization and China’s currency. They are all interrelated. It all starts with the U.S. dollar, which in our mind has been the primary monetary policy transmission mechanism from the Fed. The Trade Weighted Dollar has risen over 20% since 2013, with most of that increase taking place over the last twelve months. Consider that the Fed has yet to raise interest rates and our currency has already made exports of goods and services from America 20% more expensive.

Market participants see a terminal federal funds rate (end of tightening cycle) from Fed member surveys of around 3.5% in 2018. We believe the dollar would rise to a level that would bring about a recession if that were to materialize. A big hike in U.S. rates (while our major trading partners remain unchanged, to lower, on their rates) would likely lead to a further sharp drop in commodity prices. Deflationary pressures would ensue as our economy succumbs to negative growth and falling prices. Throw in a 7% to 10% Chinese currency devaluation and you have a recipe for a serious policy error.

We do not believe this sequential train wreck will come about due to Fed caution and an ability to modify its forecast, if the data changes. And we believe it will. As a consequence of passing on a September rate hike, the dollar has softened, commodity prices have rallied, credit spreads have tightened, risk markets have improved and the yield curve has steepened. As global economic data continues to soften, with no recession, the pace and slope of future Fed rate adjustments should decline and allow the world’s growth rates to become better aligned. This should be positive for our overweight in corporate credit and dilute the need for long-term interest rates to break out of their multi-year range.

Portfolio Overview

The objective of the FCI Bond Fund (the “Fund”) is total return, comprised of both income and capital appreciation. The advisor seeks to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation and individual security selection initiatives.

The Fund was positioned for a more pro-cyclical growth environment and neutral interest rates and associated narrower corporate bond spreads during the period. We believe the yield curve will flatten as the Fed begins its rate hiking cycle and have started positioning the fund for that development. Although wider corporate credit spreads hurt fund performance this year, we find the current option adjusted spreads for investment grade bonds to be very attractive at the current spread of about 1.60%.

1

Looking forward, it is possible that the Fed will not have a clear pathway to start raising the Fed Funds rate this year and will likely await better economic signals in Q1 or Q2 2016. Weak Asia trade numbers, Chinese currency devaluation and unstable commodity markets are all factors weighing on global growth. The Fed’s inflation target has not been met for six years and the US labor market is showing signs of fatigue. Therefore, we have neutral duration position with a flattening bias in the portfolio and expect the credit markets to improve as markets begin to get more confident that the Fed will avoid a policy error.

Performance

For the 12 month period ending September 30, 2015, the Fund’s performance was 1.61% compared to the Barclays Intermediate Government/Credit Index’s performance of 2.68% for the same period.

The major factors that positively affected the Fund’s performance for the fiscal year ending September 30, 2015, were the Income Effect and Effective Duration Effect. The Fund was overweight higher yielding securities and slightly long duration, both of which added positive performance to the Fund. The Fund also was overweight corporate bonds and underweight Treasury bonds (overweight and underweight references compare the Fund’s position to that of the benchmark), and these sector weightings subtracted value for shareholders. The negative factors having the largest impact on performance were the premium amortization of the bonds and the overweight to lower rated corporate bonds.

2

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(for the periods ended September 30, 2015)

		Average Annual Returns
	1 Year	5 Year	Since Inception (October 4, 2005)
FCI Bond Fund	1.61%	2.36%	4.05%
Barclays Capital U.S. Intermediate Government/Credit Bond Index®**	2.68%	2.42%	4.19%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2015 were 0.81% of average daily net assets (0.80% after fee waivers/expense reimbursements by Financial Counselors, Inc. (the “Adviser”)). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding: brokerage fees and commissions; borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short); taxes; any 12b-1 fees; any indirect expenses such as acquired fund fees and expenses; and extraordinary litigation expenses do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2016, subject to the Adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.80% expense cap. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the expense ratios as of September 30, 2015, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Barclays Capital U.S. Intermediate Government/Credit Bond Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

3

INVESTMENT RESULTS – (Unaudited) (continued)

Comparison of the Growth of a $250,000 Investment in the FCI Bond Fund and

the Barclays Capital U.S. Intermediate Government/Credit Bond Index®

The chart above assumes an initial investment of $250,000 made on October 4, 2005 for the Fund (commencement of Fund operations) and held through September 30, 2015. The Barclays Capital U.S. Intermediate Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2015 to September 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period* April 1, 2015 – September 30, 2015
Actual	$1,000.00	$997.70	$4.01
Hypothetical**	$1,000.00	$1,021.06	$4.05

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes a 5% return before expenses.

6

FCI BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2015

CORPORATE BONDS – 66.54%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 55.02%
21st Century Fox America, Inc., 4.500%, 2/15/2021	$800,000	$865,902
Agilent Technologies, Inc., 5.000%, 7/15/2020	300,000	326,777
American International Group, Inc., 5.850%, 1/16/2018	1,075,000	1,177,531
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/2019	75,000	88,173
Anthem, Inc., 2.375%, 2/15/2017	500,000	505,823
Applied Materials, Inc., 4.300%, 6/15/2021	225,000	241,555
Associated Banc-Corp., 5.125%, 3/28/2016	300,000	304,605
Associates Corp of North America, 6.950%, 11/1/2018	200,000	228,256
Bank of America Corp., 6.875%, 4/25/2018	500,000	559,150
Bank of America Corp., 5.650%, 5/1/2018	1,000,000	1,091,766
BB&T Corp., 1.450%, 1/12/2018	500,000	499,009
BlackRock, Inc., 5.000%, 12/10/2019	500,000	560,471
Capital One Financial Corp., 6.750%, 9/15/2017	500,000	547,373
CareFusion Corp., 1.450%, 5/15/2017	310,000	309,501
Celgene Corp., 3.625%, 5/15/2024	500,000	498,745
Citigroup, Inc., 6.125%, 11/21/2017	400,000	436,238
Citigroup, Inc., 5.375%, 8/9/2020	550,000	614,544
CVS Health Corp., 5.750%, 6/1/2017	400,000	429,471
CVS Health Corp., 1.900%, 7/20/2018	680,000	684,998
CVS Health Corp., 4.750%, 5/18/2020	225,000	245,864
Discover Financial Services, 5.200%, 4/27/2022	475,000	507,444
Fifth Third Bancorp, 3.625%, 1/25/2016	340,000	343,021
Ford Motor Credit Co LLC, 3.000%, 6/12/2017	900,000	914,642
General Electric Capital Corp., 6.000%, 8/7/2019	500,000	578,579
Goldman Sachs Group, Inc./The, 5.375%, 3/15/2020	1,025,000	1,144,055
Goldman Sachs Group, Inc./The, 6.000%, 6/15/2020	400,000	459,985
Hartford Financial Services Group, Inc., 5.375%, 3/15/2017	175,000	185,138
Huntington National Bank/The, 5.375%, 2/28/2019	250,000	260,614
Intuit, Inc., 5.750%, 3/15/2017	250,000	264,595
Jefferies Group LLC, 3.875%, 11/9/2015	200,000	200,520
JPMorgan Chase & Co., 6.000%, 1/15/2018	1,225,000	1,338,961
Juniper Networks, Inc., 4.600%, 3/15/2021	625,000	659,398
Keycorp, 2.300%, 12/13/2018	680,000	684,153
Lazard Group LLC, 6.850%, 6/15/2017	50,000	54,049
MetLife, Inc., Series A, 6.817%, 8/15/2018	510,000	581,222
Morgan Stanley, 5.500%, 7/28/2021	656,000	741,918
PNC Bank NA, 1.300%, 10/3/2016	500,000	501,400
Prudential Financial, Inc., 7.375%, 6/15/2019	400,000	471,367
Schlumberger Investment , 3.650%, 12/1/2023	450,000	464,828
Simon Property Group LP, 6.125%, 5/30/2018	500,000	552,783
SunTrust Banks, Inc., 6.000%, 9/11/2017	400,000	432,653
Synchrony Financial, 3.750%, 8/15/2021	500,000	505,757

See accompanying notes which are an integral part of these financial statements.

7

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

September 30, 2015

CORPORATE BONDS – 66.54% – (continued)	Principal Amount	Fair Value
Corporate Bonds – Domestic – 55.02% – continued
Time Warner, Inc., 3.400%, 6/15/2022	$800,000	$804,019
Verizon Communications, Inc., 2.450%, 11/1/2022	600,000	567,514
Viacom, Inc., 3.875%, 12/15/2021	800,000	787,874
Wells Fargo & Co., 5.625%, 12/11/2017	200,000	217,555

TOTAL CORPORATE BONDS – DOMESTIC (Cost $24,039,526)		24,439,796

Corporate Bonds – Australia – 0.87%
Westpac Banking Corp., 4.875%, 11/19/2019	350,000	387,778

Corporate Bonds – Canada – 7.88%
Bank of Montreal, 2.500%, 1/11/2017	1,000,000	1,018,385
Bank of Nova Scotia/The, 2.550%, 1/12/2017	1,000,000	1,018,014
Canadian Pacific Railway Co., 6.500%, 5/15/2018	31,000	34,526
Encana Corp., 3.900%, 11/15/2021	450,000	415,132
Toronto-Dominion Bank/The, 2.500%, 7/14/2016	1,000,000	1,014,242

		3,500,299

Corporate Bond – Isle of Man – 0.67%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	350,000	300,125

Corporate Bonds – United Kingdom – 0.84%
Rio Tinto Finance USA PLC, 2.250%, 12/14/2018	375,000	373,104

Corporate Bond – Netherlands – 1.26%
Deutsche Telekom International Finance BV, 5.750%, 3/23/2016	100,000	102,295
Deutsche Telekom International Finance BV, 6.000%, 7/8/2019	400,000	455,621

		557,916

TOTAL CORPORATE BONDS – FOREIGN (Cost $5,178,006)		5,119,222

TOTAL CORPORATE BONDS (Cost $29,217,532)		29,559,018

U.S. TREASURY OBLIGATIONS – 19.51%
U.S.Treasury Note, 2.375%, 3/31/2016	200,000	202,199
U.S.Treasury Note, 2.250%, 7/31/2021	700,000	726,045
U.S.Treasury Note, 1.750%, 4/30/2022	1,000,000	1,002,044
U.S.Treasury Note, 2.500%, 8/15/2023	400,000	418,195
U.S.Treasury Note, 2.750%, 2/15/2024	4,718,000	5,015,394
U.S.Treasury Note, 2.000%, 2/15/2025	400,000	398,510
U.S.Treasury Note, 2.125%, 5/15/2025	900,000	905,590

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,486,250)		8,667,977

See accompanying notes which are an integral part of these financial statements.

8

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

September 30, 2015

U.S. GOVERNMENT AGENCIES – 7.06%	Principal Amount	Fair Value
Federal Home Loan Banks, 0.500%, 4/30/2020	$550,000	$550,172
Federal Home Loan Banks, 1.000%, 7/30/2025	400,000	400,304
Federal Home Loan Banks, 2.000%, 11/28/2029	200,000	202,582
Federal National Mortgage Association, 2.400%, 11/7/2024	600,000	585,239
Federal National Mortgage Association, 2.000%, 12/30/2024	800,000	798,883
Federal National Mortgage Association, 1.000%, 1/30/2030	600,000	598,157

TOTAL U.S. GOVERNMENT AGENCIES (Cost $3,143,821)		3,135,337

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 4.72%
Federal Home Loan Mortgage Corporation, 5.500%, 2/1/2037	41,252	46,068
Federal National Mortgage Association, 5.000%, 9/1/2035	34,701	38,228
Federal National Mortgage Association, 5.000%, 9/1/2035	32,701	36,064
Federal National Mortgage Association, 5.500%, 11/1/2035	58,620	65,797
Federal National Mortgage Association, 5.500%, 1/1/2036	74,267	84,872
Federal National Mortgage Association, 5.500%, 4/1/2036	25,555	28,577
Federal National Mortgage Association, 4.000%, 12/1/2041	596,872	638,886
Federal National Mortgage Association, 3.500%, 1/1/2042	417,264	436,425
Federal National Mortgage Association, 3.000%, 8/1/2042	707,672	719,858

TOTAL U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (Cost $2,047,150)		2,094,775

PREFERRED STOCKS – 0.13%	Shares
Federal National Mortgage Association, Series S, 8.250%	12,000	58,200

TOTAL PREFERRED STOCKS (Cost $300,000)		58,200

MONEY MARKET SECURITIES – 1.35%
Fidelity Institutional – Government Portfolio – Class I, 0.01% (a)	598,031	598,031

TOTAL MONEY MARKET SECURITIES (Cost $598,031)		598,031

TOTAL INVESTMENTS – 99.31% (Cost $43,792,784)		44,113,338

Other Assets in Excess of Liabilities – 0.69%		307,781

NET ASSETS – 100.00%		$44,421,119

(a)	Rate disclosed is the seven day yield as of September 30, 2015.

See accompanying notes which are an integral part of these financial statements.

9

FCI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

Assets
Investments in securities at fair value (cost $43,792,784)	$44,113,338
Receivable for fund shares sold	41,445
Dividends and interest receivable	346,796
Prepaid expenses	6,721

Total Assets	44,508,300

Liabilities
Payable for fund shares redeemed	36,972
Payable to Adviser	12,093
Payable to administrator, fund accountant, and transfer agent	7,867
Payable to custodian	562
Payable to trustees	3,387
Other accrued expenses	26,300

Total Liabilities	87,181

Net Assets	$44,421,119

Net Assets consist of:
Paid-in capital	$44,291,104
Accumulated undistributed net investment income	46,736
Accumulated undistributed net realized loss from investments	(237,275)
Net unrealized appreciation on investments	320,554

Net Assets	$44,421,119

Shares outstanding (unlimited number of shares authorized, no par value)	4,276,542

Net asset value (“NAV”) and offering price per share	$10.39

Redemption price per share (NAV * 99%) (a)	$10.29

(a)	The Fund charges a 1.00% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

10

FCI BOND FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2015

Investment Income
Dividend income	$59
Interest income	1,237,858

Total investment income	1,237,917

Expenses
Investment Adviser fee	187,989
Administration expenses	37,826
Fund accounting expenses	23,652
Transfer agent expenses	36,421
Legal expenses	25,564
Registration expenses	9,530
Custodian expenses	7,050
Audit expenses	16,000
Trustee expenses	16,741
Insurance expense	3,973
Pricing expenses	8,766
Report printing expense	10,501
CCO expense	9,587
Miscellaneous expenses	1,395

Total expenses	394,995

Fees waived by Adviser	(19,103)

Net operating expenses	375,892

Net investment income	862,025

Net Realized and Unrealized Loss on Investments
Net realized gain on investment securities transactions	297,787
Net change in unrealized appreciation of investment securities	(406,220)

Net realized and unrealized loss on investments	(108,433)

Net increase in net assets resulting from operations	$753,592

See accompanying notes which are an integral part of these financial statements.

11

FCI BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$862,025	$890,672
Net realized gain on investment securities transactions	297,787	125,160
Net change in unrealized appreciation of investment securities	(406,220)	184,149

Net increase in net assets resulting from operations	753,592	1,199,981

Distributions
From net investment income	(874,261)	(905,366)
From net realized gains	—	(188,744)

Total distributions	(874,261)	(1,094,110)

Capital Transactions
Proceeds from shares sold	5,446,273	12,605,491
Reinvestment of distributions	72,092	89,274
Amount paid for shares redeemed	(9,333,601)	(13,557,334)

Net decrease in net assets resulting from capital transactions	(3,815,236)	(862,569)

Total Decrease in Net Assets	(3,935,905)	(756,698)

Net Assets
Beginning of year	48,357,024	49,113,722

End of year	$44,421,119	$48,357,024

Accumulated undistributed net investment income included in net assets at end of year	$46,736	$49,595

Share Transactions
Shares sold	521,629	1,203,656
Shares issued in reinvestment of distributions	6,940	8,566
Shares redeemed	(894,649)	(1,296,819)

Net decrease in shares outstanding	(366,080)	(84,597)

See accompanying notes which are an integral part of these financial statements.

12

FCI BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2015	2014	2013	2012	2011
Selected Per Share Data:
Net asset value, beginning of year	$10.42	$10.39	$10.79	$10.43	$10.86

Income (loss) from investment operations:
Net investment income	0.20	0.20	0.20	0.31	0.36
Net realized and unrealized gains (losses)	(0.03)	0.07	(0.29)	0.42	(0.22)

Total income (loss) from investment operations	0.17	0.27	(0.09)	0.73	0.14

Less distributions:
From net investment income	(0.20)	(0.20)	(0.19)	(0.32)	(0.36)
From net realized gain	–	(0.04)	(0.12)	(0.05)	(0.21)

Total distributions	(0.20)	(0.24)	(0.31)	(0.37)	(0.57)

Paid in capital from redemption fees	–	–	–	– (a)	–

Net asset value, end of year	$10.39	$10.42	$10.39	$10.79	$10.43

Total Return (b)	1.61%	2.58%	(0.83)%	7.17%	1.45%
Ratios and Supplemental Data:
Net assets, end of year (000)	$44,421	$48,357	$49,114	$58,025	$33,599
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.84%	0.81%	0.77%	0.88%	0.87%
Ratio of net investment income to average net assets	1.83%	1.85%	1.82%	2.93%	3.37%
Ratio of net investment income to average net assets before reimbursement/ recoupment	1.79%	1.84%	1.85%	2.85%	3.30%
Portfolio turnover rate	33%	42%	72%	66%	55%

(a)	Redemption fees resulted in less than $0.005 per share in the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

13

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2015

NOTE 1. ORGANIZATION

The FCI Bond Fund (“the Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Financial Counselors, Inc. (the “Adviser”). The Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2015, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of

14

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Fund to meet its obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the year ended September 30, 2015, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Net Investment Income	Gain (Loss) on Investments
$–	$9,377	$(9,377)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

15

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

Equity securities, including preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, foreign corporate bonds, U.S. government agencies and U.S. government mortgage backed agencies, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. All foreign bonds are denominated in U.S. dollars. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

16

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at September 30, 2015 in valuing the Fund’s assets carried at fair value:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$–	$24,439,796	$–	$24,439,796
Foreign Corporate Bonds	–	5,119,222	–	5,119,222
U.S. Treasury Obligations	–	8,667,977	–	8,667,977
U.S. Government Agencies	–	3,135,337	–	3,135,337
U.S. Government Mortgage Backed Agencies	–	2,094,775	–	2,094,775
Preferred Stocks	58,200	–	–	58,200
Money Market Securities	598,031	–	–	598,031
Total	$656,231	$43,457,107	$–	$44,113,338

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended September 30, 2015, the Fund had no transfers between Levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average

17

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

daily net assets. For the fiscal year ended September 30, 2015, the Adviser earned fees of $187,989 from the Fund. At September 30, 2015, the Adviser was owed $12,093 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Fund) do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2016.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2015, were as follows:

Amount	Subject to Repayment Until September 30,
$11,047	2017
19,103	2018

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2015, HASI earned fees of $37,826 for administrative services provided to the Fund. At September 30, 2015, HASI was owed $3,040 by the Fund for administrative services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2015, HASI earned fees of $36,421 for transfer agent services. For the fiscal year ended September 30, 2015, HASI earned fees of $23,652 from the Fund for fund accounting services. At September 30, 2015, HASI was owed $1,974 by the Fund for fund accounting services. At September 30, 2015, HASI was owed $2,853 for transfer agent services.

Huntington National Bank (the “Custodian”) serves as custodian of the Fund’s investments. For the fiscal year ended September 30, 2015, the Custodian earned fees of $7,050 from the Fund for custody services provided to the Fund. At September 30, 2015, the Custodian was owed $562 by the Fund for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made by the Fund to the Distributor during the fiscal year ended September 30, 2015.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and the Custodian. A Trustee of the Trust is a member of management of the Custodian and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

18

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$10,793,332
Other	4,443,983
Sales
U.S. Government Obligations	$8,358,279
Other	10,633,251

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At September 30, 2015, affiliated entities of Midwest Trust Company, affiliates of the Adviser, for the benefit of its customers, owned 91.96% of the Fund. As a result, Midwest Trust Company may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

As of September 30, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$806,848
Gross Unrealized (Depreciation)	(486,294)

Net Unrealized Appreciation on Investments	$320,554

At September 30, 2015, the aggregate cost of securities for federal income tax purposes was $43,792,784 for the Fund.

The tax characterization of distributions for the fiscal years ended September 30, 2015 and September 30, 2014 was as follows:

	2015	2014
Distributions paid from:
Ordinary Income*	$874,261	$905,880
Long-Term Capital Gain	–	188,230

Total Distributions	$874,261	$1,094,111

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

19

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 8. FEDERAL TAX INFORMATION – continued

At September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$46,736
Accumulated Capital and Other Losses	(237,275)
Net Unrealized Appreciation	320,554

$130,015

As of September 30, 2015, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $237,275.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Subsequent to the period end, on November 13, 2015, Huntington Bancshares Inc. entered in an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, Inc.. The sale is expected to close by the end of December 2015, subject to customary closing conditions. Management has determined that there were no additional items requiring additional disclosure.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders of FCI Bond Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FCI Bond Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FCI Bond Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 24, 2015

21

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A., a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since August 2011; Director Steel Wheels Acquisition Corp., and Standard Steel, Inc., both holding companies which, through subsidiaries, produce steel wheels and axles, since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 13 series.

22

TRUSTEES AND OFFICERS – (Unaudited) (continued)

The following table provides information regarding the interested Trustee and the officers of the Trust.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 54) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007, Director since May 2014; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Interim President of Unified Series Trust from March 2012 to August 2013; Senior Vice President of Unified Series Trust from May 2007 to August 2013; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007, Director since May 2014; Chief Compliance Officer and AML Officer of Capitol Series Trust since September 2013; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Zachary Richmond (Age – 35) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 68) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
Latavia M. Evans (Age – 28) Secretary, February 2015 to present	Paralegal, Risk and Compliance, Huntington Asset Services, Inc., the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012; Paralegal Intern at Kentucky Department of Public Advocacy from September 2010 to December 2010; Student from September 2009 to December 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 13 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

23

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The FCI Bond Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Financial Counselors, Inc. (“FCI”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on May 1, 2015 via teleconference to consider the renewal of the management agreement between the Trust and FCI on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (“Huntington”). These materials included: (a) a detailed 15(c) letter to FCI requesting information that the Board likely would consider in reviewing the Fund’s management agreement, and FCI’s responses; (b) a description of factors considered by the Board in approving the Fund’s management agreement during the prior year; (c) commentary prepared by FCI discussing the Fund’s performance over the twelve-months ended February 28, 2015, factors affecting this performance, and why the performance varied from that of the Fund’s benchmark; (d) a schedule of the Fund’s investments as of December 31, 2014; (e) Huntington’s memorandum comparing the Fund’s performance returns to those of its benchmark and peer group for relevant periods ended February 28, 2015; comparing the Fund’s advisory and total expense ratio to those of its peer group; and providing certain other Fund performance and volatility information as reported by Morningstar; (f) information regarding the composite performance of accounts managed by FCI using a strategy similar to that which it uses to manage the Fund; (g) a balance sheet for MTC Holding Corporation, FCI’s parent company, as of December 31, 2014, and income statement for the year ended December 31, 2014; (h) a profitability analysis prepared by FCI with respect to its relationship with the Fund; (i) a soft dollar report for the Fund prepared by FCI; (j) copies of the management agreement and expense cap limitation agreement between the Trust and FCI on behalf of the Fund; and (k) a report from the Trust’s Chief Compliance Officer summarizing his review of FCI’s compliance program. After discussing the materials, the Committee contacted certain executives of FCI, including FCI’s President, FCI’s Chief Compliance Officer, and a co-portfolio manager of the Fund (who also serves as a Senior Vice President of FCI).

At the Board’s May 18, 2015 in-person meeting, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or FCI, approved the continuation of the management agreement between the Trust and FCI on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

(a)    The Nature, Extent and Quality of Services  —  The Trustees reviewed FCI’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the Fund’s assets. The Trustees determined that FCI’s resources appear reasonable, and specifically noted that FCI continues to provide the services and support of various administrative and professional staff, including two experienced portfolio managers and a chief compliance officer. The Trustees noted FCI’s representation that it maintains D&O/E&O insurance coverage. The Trustees also considered that FCI was not proposing any changes to the level of services provided to the Fund and that it did not intend to make any changes to the Fund’s investment strategy.

24

(b)    Fund Performance  —  The Trustees considered the Fund’s performance for periods ended February 28, 2014. The Trustees observed that the Fund had underperformed its peer group’s average and median returns over the one-, three- and five-year periods. The Trustees also noted that the Fund had underperformed its benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, over the one- and five-year periods, but had outperformed over the three-year period. The Trustees considered FCI’s representation that much of the Fund’s recent underperformance versus its peer group was due to its emphasis on a high-quality portfolio in a market environment that favored non-investment grade securities, as well as the Fund having a lower duration than its peers.

(c)    Fee Rate and Profitability  —  The Trustees considered that the Fund’s gross advisory fee is in-line with the peer group average and median, though its net advisory fee is higher than the peer group average and median due to significant expense reimbursements/waivers by peer funds. The Trustees also considered that the Fund’s total net expense ratio (after fee waivers/expense reimbursements) is lower than the peer group average and median. The Trustees also reviewed a profitability analysis prepared by FCI, which showed that, whether or not marketing expenses are deducted, FCI is not realizing a profit as a result of managing the Fund

The Trustees considered other potential benefits that FCI may receive in connection with its management of the Fund. These benefits include third-party research obtained by soft dollars generated by certain Fund transactions, which may be used to benefit the Fund along with other FCI advisory clients. The Trustees noted FCI’s representation that while the Fund did not execute any trades that generated soft-dollars over the past year, it does receive research from brokers-dealers who execute trades for the Fund.

The Trustees considered FCI’s explanation that the advisory fee charged to the Fund is higher than the advisory fee typically charged to FCI’s separate accounts managed in a similar style because of the additional costs of mutual fund compliance and reporting required for the Fund.

(d)    Economies of Scale  —  In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by FCI as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees determined that, in light of the size of the Fund and lack of profitability of the Fund’s management agreement to FCI, it does not appear that FCI is realizing benefits from economies of scale in managing the Fund’s assets to such an extent that the Fund’s management fee should be reduced or that breakpoints in the management fee should be implemented at this time.

25

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Chief Financial Officer     and Treasurer

Latavia M. Evans, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

26

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

27

Annual Report

September 30, 2015

Fund Adviser:

Pekin Singer Strauss Asset Management

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

November 13, 2015

“I’m the straw that stirs the drink.”

– Reggie Jackson (a.k.a., Mr. October), Baseball Hall of Fame Right Fielder

Dear Appleseed Shareholder,

Over the past year, U.S. dollar strength has been a major drag on the global economy and also on asset class returns, including many of the investments in Appleseed Fund’s portfolio. Since the end of World War II, the U.S. dollar has acted as a fundamental linchpin of the global monetary system. As the premier reserve currency, the dominant medium of exchange, and a store of value, the greenback deservedly warrants the moniker, “King Dollar.” Despite an ongoing tilt eastward and a concurrently diminished role of the United States in terms of global trade and GDP, roughly 60% of the global population still lives in a world in which their local currencies are either: 1) the dollar, or 2) pegged to the dollar.1 Indeed, the dollar’s pivotal role as the “straw that stirs the drink” of the international monetary system has powerful repercussions, particularly so during dollar volatility spikes such as the one occurring now.

Issuing the world’s reserve currency confers significant benefits to the United States. First and foremost, it allows the U.S. government and its residents to borrow money at lower interest rates than might otherwise be available. The

[1]	Source: The International Monetary Fund.

www.appleseedfund.com	(800) 470-1029

United States also benefits from less expensive imported goods and services, despite a trade deficit that spans decades. Rather than exporting goods, the United States exports financial assets in the form of U.S. Treasuries, which have been purchased by central banks around the world to bolster their foreign currency reserves and to keep the value of their respective currencies low relative to the dollar.

However, as they say, there is no free lunch. The drawbacks of the outsized role of the dollar in the broader global economy have become more pronounced of late:

•	Capital outflows from emerging market (EM) countries have accelerated, significantly hurting currencies and equity prices in several EM countries. While the local currency prices of Appleseed’s emerging market holdings in Sberbank (SBRCY), SK Telecom (SKM), and Hyundai Home Shopping (057050-South Korea) have held up, the dollar value of those holdings has declined.

•	Dollar strength is crimping the value of revenues and profits denominated in dollars that are generated by internationally diversified global companies, affecting companies such as Novartis (NVS) and Samsung (055930-South Korea).

www.appleseedfund.com	(800) 470-1029

•	U.S. exporters have lost a certain level of competitiveness due to the strength of the dollar. In August 2015, the U.S. trade deficit jumped by 16% to $48.3 billion. Appleseed Fund holdings Mosaic (MOS), a potash producer, Rentech (RTK), a wood pellet producer, and Titan International (TWI), a manufacturer of agricultural equipment, have been adversely affected by the reduced competitiveness of U.S. exports owing to the dollar’s strength.

The trade-weighted U.S. dollar has been trending higher for over four years (see chart on the previous page), including by 13% in 2014 and an incremental 7% so far in 2015. Beyond the withdrawal of quantitative easing (QE) by the Federal Reserve, a number of factors working in concert have contributed to the dollar’s strength:

•	Significantly higher domestic oil production has pressured global oil prices, contributing to an improved U.S. trade deficit in recent years. The U.S. fiscal deficit has declined from 11% of GDP in 2010 to 3% at the end of 2014.

•	The anticipation and subsequent arrival of QE by the European Central Bank (ECB), along with continued monetary stimulus from other foreign central banks, such as the Bank of Japan, the Bank of Canada, the Reserve Bank of Australia, and the Bank of England, have reduced the investment appeal of other developed market currencies relative to the U.S. dollar.

•	Despite low nominal yields, U.S. Treasury yields remain materially higher than equivalent yields in important markets like Germany (0.5%), Switzerland (0.6%), Japan (0.3%), and the United Kingdom (1.7%). These interest rate differentials cause investors to sell foreign currencies to buy higher yielding dollar-denominated assets.

•	In the face of domestic economic weakness and growing debt levels, the People’s Bank of China began devaluing the Chinese yuan in August 2015. Given continued Chinese economic weakness, concerns about further yuan devaluation are proliferating.

•	The U.S. economy has outperformed most foreign economies in recent years, driving incremental investment capital to dollars.

•	The U.S. Federal Reserve continues to weigh the wisdom of hiking short-term interest rates.

www.appleseedfund.com	(800) 470-1029

As a result of the aforementioned factors, the dollar has accelerated in value at a rapid pace and for an extended duration. Since the end of QE3 (a year ago), as demonstrated in the chart below, nearly every asset class has underperformed cash (which, of course, pays a whopping rate of return of zero). Given the stark dichotomy between the underperformance of the vast majority of financial assets since the end of QE3 against the tremendous performance of many financial assets from the bottom of the Credit Crisis to the end of QE3, it makes one question the underlying strength of the economic recovery. Truth be told, these trends send a disconcerting signal that the economic gains generated since the Credit Crisis may be more related to easy monetary policies than to underlying productivity improvements and job advances.

While possibly overly simplistic and short-term in nature, the chart above demonstrates asset class returns during a specific period of time in which the dollar was strengthening at a rapid clip. October 29, 2014 was chosen as the start date because that was the day on which QE3 ended.

www.appleseedfund.com	(800) 470-1029

A similar “flight to the dollar” occurred in 2008, which eventually devolved into a full-fledged financial crisis. With that said, the Federal Reserve appears today to be more cognizant of systemic risks. If the dollar continues to strengthen, the Federal Reserve will be more likely to loosen monetary policy once again in order to weaken the dollar. Just since the end of September, the market has started to discount the potential for a continuation of accommodative monetary policies by the Federal Reserve in the months ahead, thus causing a partial dollar reversal and improved market sentiment of late.

Because central banks are on alert, our view is that an extended period of deflation does not seem to be in the cards. Our long-term view is that the dollar is headed down, not up, and recent events have not altered that view. In response to weaker than expected global growth, central banks outside the United States are providing additional monetary stimulus. If the U.S. economy slows further, the possibility of aggressive intervention on the part of the Federal Reserve to avoid deflation only increases. Thus, we are positioned with a diversified portfolio of asset classes, which, in our view, should outperform cash over the long-term.

Performance and Portfolio Changes

Over the past twelve months, Appleseed Fund Investor Class has generated an absolute return of -8.90%, underperforming the MSCI World Index, which generated a total return of -5.09%. Our overweight positions in commodity related companies, in emerging markets, and in value oriented stocks have hurt the Fund’s relative performance over the past twelve months.

Appleseed Fund continues to exceed our long-term goal of outperforming the market over the long-term. Through September 30, 2015, Appleseed Fund Investor Class has outperformed the MSCI World Index by more than 2.5% per annum on average since its December 8, 2006 inception.

Within our equity portfolio, the largest detractors to performance over the past year have been Titan International (TWI), Toyo Tanso (5310-Tokyo), Rentech (RTK), and Aggreko (AGK-UK). Titan’s off-highway wheel and tire business has continued to struggle due to persistently weak

www.appleseedfund.com	(800) 470-1029

grain prices and diminished farmer income. When grain prices are low, farmers purchase less agricultural equipment. We expect the cyclical weakness in demand for agricultural equipment to eventually reverse, but we were too early with Titan and the wait has been painful. Toyo Tanso and Rentech have been hurt by weaker than expected demand for solar installations in Asia and wood pellet demand in Europe, respectively, while Aggreko’s customer base, largely in emerging markets, is cutting back on projects which require power generation rentals. Our intrinsic value estimates for these companies have declined due to a stronger dollar and a weaker outlook for commodity prices and emerging markets, but the share prices of these holdings have declined by even more. We are optimistic that the market value of these companies will eventually reflect our estimations of fair value.

The biggest contributors to the Fund’s performance over the past year were Teva Pharmaceuticals (TEVA), John B. Sanfilippo (JBSS), and Western Union (WU). With Teva and John B. Sanfilippo, the majority of their revenues and profits are generated inside the United States, and their businesses have remained strong as the dollar has strengthened. Because the share prices of both companies increased and eventually exceeded our estimates of intrinsic value, we sold all of our remaining positions in Teva and John B. Sanfilippo. In the case of John B. Sanfilippo, the company’s share price had increased ten-fold from the bottom that occurred during the financial crisis. Western Union, which was one of Appleseed’s most significant detractors to performance a year ago, has seen the share price recover as earnings have increased and as the company has repurchased shares aggressively.

We recently sold Appleseed’s positions in Magicjack (CALL), Teradata (TDC), and PDI (PDII). We sold Magicjack for a modest profit after coming to the conclusion that management was likely to make a value-destroying acquisition with the company’s considerable cash hoard, and we liquidated our PDI position for a loss due to a change in strategy which also involves aggressive acquisitions. We sold Appleseed’s position in Teradata after reducing our intrinsic value estimate due to a significantly more competitive environment and sluggish spending for analytic data platforms.

www.appleseedfund.com	(800) 470-1029

During the quarter, we initiated new positions in Syntel (SYNT), Suncor (SU), and LPL Financial (LPLA). LPL Financial has become a top ten holding in Appleseed Fund. Based in Boston, LPL Financial is a well-positioned, well-run company that serves independent financial advisors with an integrated platform of technology, back-office, custodian, compliance, and self-clearing services. Over the past five years, assets under management at LPL have compounded at an 11% Compound Annual Growth Rate (with advisory assets growing at 17%), while revenues have compounded at a 10% clip. In our view, the company offers a superior value proposition to advisors who also have a commission-oriented brokerage business, and we expect LPL to continue growing market share. At the same time, LPL has become an out-of-favor stock in recent months, and we were able to purchase LPL shares at a steep discount to our estimate of intrinsic value.

* * * * * * *

We have said in the past that, as portfolio managers, we “eat our own cooking” by investing in Appleseed Fund with our own personal capital. While frustrated with recent returns, our estimation of future returns has increased over the past year. During the past six months, all three of the portfolio managers have personally purchased additional shares in the Appleseed Fund, and we have been joined in our recent purchases by other members of our investment team. We are deeply appreciative of your decision to entrust Appleseed Fund with a portion of your long-term investable assets. Our purchases reflect our own commitment to be aligned with Appleseed Fund shareholders.

We continue to deploy the Fund’s capital with discipline and with an understanding of the importance of our task to your financial well-being. If you have any questions, please do not hesitate to reach out to Colin Rennich, our Director of Sales. His email address is colin@appleseedfund.com.

www.appleseedfund.com	(800) 470-1029

Thank you again for your continued support and your trust in our ability to manage your Appleseed Fund investment.

Sincerely,

Billy Pekin, CFA

Adam Strauss, CFA

Josh Strauss, CFA

Through 09/30/2015, the Appleseed Fund (APPLX) generated a one year return of -8.90%, a three year annualized return of 3.34%, a five year annualized return of 4.65% and an annualized return of 5.62% since the Fund’s inception on 12/08/06.

Appleseed Fund has contractually agreed to limit the net expense rate to 1.20% of net assets of Investor shares and 0.95% of net assets of Institutional shares, exclusive of acquired fund fees, through January 31, 2016. The gross expense ratio of the Fund is 1.43%, and the net expense ratio after contractual fee waivers is 1.30%. The advisor has contracted with the Fund to waive fees to maintain a 1.20% expense ratio (excluding indirect expenses) through January 31, 2016. The Fund’s ninety day redemption fee is 2.00%.

Mentioned holding at the end of the Fund’s reporting period on September 30, 2015 – SBRCY 1.79%, SKM 2.23%, 057050-KR 3.32%, NVS 1.64%, 055930-KR 4.19%, MOS 3.77%, RTK 1.23%, TWI 1.54%, 5310-TOKYO 2.44%, AGK 2.37%, TEVA 0.00%, JBSS 0.00%, WU 2.00%, CALL 0.00%, TDC 0.00%, PDII 0.00%, SYNT 1.49%, SU 2.22%, LPLA 3.22%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. These indices provide total returns in U.S. dollars with net dividends reinvested. These index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. These index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in these indices, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Investments in international markets present special risks such as erratic market conditions, economic and political instability and fluctuation in currency exchange rates; this may be enhanced when investing in emerging markets. Investments in commodities may be affected by overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes and international economic and political developments. Commodities may subject the Fund to greater volatility than investment in traditional securities. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Short-selling involves increased risks and transaction costs. You risk paying more for a security than you received from its sale.

The views and opinions expressed in this material are those of the authors. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-470-1029.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 (Member FINRA).

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Return*

(For the periods ended September 30, 2015)

	One Year	Five Years	Since Inception**
Appleseed Fund - Investor Class	-8.90%	4.64%	5.62%
MSCI World Index ***	-5.09%	8.29%	3.00%

Total annual operating expenses , as disclosed in the Fund’s prospectus dated January 28, 2015, were 1.43% of average daily net assets for the Investor Class (1.30% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class Only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses ; and any indirect expenses; such as acquired fund fees and expenses ) do not exceed 0.95% of each Class’ average daily net assets through January 31, 2016. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three fiscal years; provided that the Fund is able to make the repayment without exceeding the 0.95% limitation. The expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2015, can be found in the financial highlights.

Average Annual Total Return*

(For the periods ended September 30, 2015)

	One Year	Since Inception**
Appleseed Fund - Institutional Class	-8.68%	4.58%
MSCI World Index ***	-5.09%	6.52%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2015, were 1.18% of average daily net assets for the Institutional Class (1.05% after fee waivers /expense reimbursements by the Adviser). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class Only); borrowing costs , such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees ; taxes ; extraordinary expenses ; and any indirect expenses; such as acquired fund fees and expenses ) do not exceed 0.95% of each Class’ average daily net assets through January 31, 2016. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three fiscal years; provided that the Fund is able to make the repayment without exceeding the 0.95% limitation. The expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2015, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Investor Class commenced operations on December 8, 2006. The Institutional class commenced operations on January 31, 2011.
***	The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

You should consider the fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-470-1029.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 8, 2006 (commencement of operations) for the Investor Class and held through September 30, 2015. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through September 30, 2015. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser, Pekin Singer Strauss Asset Management. The investment objective of the Appleseed Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

SUMMARY OF FUND EXPENSES – continued (Unaudited)

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from April 1, 2015 to September 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

SUMMARY OF FUND EXPENSES – continued (Unaudited)

Appleseed Fund - Investor Class	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period April 1, 2015 – September 30, 2015*
Actual	$1,000.00	$901.70	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.01	$6.11

*	Expenses are equal to the Investor Class annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Appleseed Fund - Institutional Class	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period April 1, 2015 – September 30, 2015*
Actual	$1,000.00	$903.20	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.85

*	Expenses are equal to the Institutional Class annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

APPLESEED FUND

SCHEDULE OF INVESTMENTS

September 30, 2015

	Shares	Fair Value
Common Stocks - 60.86%
Business Services - 2.44%
Sykes Enterprises, Inc. *	49,645	$1,265,947
Yusen Logistics Co. Ltd. (a)	365,300	3,730,321

		4,996,268

Consumer Discretionary - 8.26%
adidas AG (a)	78,000	6,269,707
FTD Companies, Inc. *	128,667	3,834,277
Hyundai Home Shopping Network Corp. (a)	62,283	6,831,005

		16,934,989

Consumer Staples - 0.03%
Female Health Co./The *	37,600	59,408

Energy - 4.90%
McDermott International, Inc. (b)*	869,355	3,738,226
Nabors Industries Ltd. (a)	185,202	1,750,159
Suncor Energy, Inc. (a)	170,900	4,566,448

		10,054,833

Financials - 13.58%
LPL Financial Holdings, Inc.	132,877	5,284,518
Oaktree Capital Group LLC	168,543	8,342,878
Sberbank of Russia ADR (a)	747,159	3,676,022
Western Union Co./The	223,953	4,111,777
Willis Group Holdings PLC (a)	157,144	6,438,190

		27,853,385

Industrials - 6.37%
Aggreko PLC (a)	338,354	4,874,118
Titan International, Inc.	479,075	3,166,686
Toyo Tanso Co. Ltd. (a)	402,200	5,017,215

		13,058,019

Information Technology - 8.86%
Samsung Electronics Co. Ltd. (a)	9,000	8,610,478
ScanSource, Inc. *	89,200	3,163,032
Syntel, Inc. *	67,760	3,070,206
Yahoo!, Inc. (c) *	114,900	3,321,759

		18,165,475

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2015

	Shares	Fair Value
Common Stocks - 60.86% – continued
Materials - 5.01%
Mosaic Co./The	248,778	$7,739,484
Rentech, Inc. *	453,713	2,540,793

		10,280,277

Pharmaceuticals - 1.65%
Novartis AG ADR (a) (c)	36,750	3,378,060

Real Estate Investment Trusts - 3.04%
Equity Commonwealth*	228,899	6,235,209

Telecommunication Services - 6.72%
SK Telecom Co. Ltd. ADR (a)	188,145	4,590,738
Verizon Communications, Inc.	211,065	9,183,438

		13,774,176

Total Common Stocks (Cost $135,837,914)		$124,790,099

Closed-End Trusts - 19.25%
Central GoldTrust (a) (d) *	711,293	28,224,106
Sprott Physical Gold Trust (a) (d) *	1,226,524	11,247,225

TOTAL CLOSED-END TRUSTS (Cost $45,524,346)		39,471,331

	Principal Amount
U.S. Government Securities - 1.46%
U.S. Treasury Note, 1.250%, 10/31/2015	$3,000,000	3,002,694

Total U.S. Government Securities (Cost $3,002,269)		3,002,694

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2015

	Principal Amount	Fair Value
Corporate Bonds - 4.25%
Consumer Discretionary - 1.01%
Hanesbrands, Inc., 6.375%, 12/15/2020	$2,000,000	$2,077,500

Financials - 2.18%
Volkswagen Financial Services NV, 4.000%, 10/14/2015 (e)	11,300,000	1,325,256
Western Union Co./The, 5.930%, 10/1/2016	3,000,000	3,131,499

		4,456,755

Pharmaceuticals - 1.06%
Teva Pharmaceutical Industries Ltd., 2.400%, 11/10/2016 (a)	2,145,000	2,171,489

TOTAL CORPORATE BONDS (Cost $9,297,737)		8,705,744

Foreign Government Bonds - 2.12%
Singapore Government Bond, 2.500%, 6/1/2019 (f)	6,000,000	4,339,968

TOTAL FOREIGN GOVERNMENT BONDS (Cost $4,999,596)		4,339,968

Certificates of Deposit - 1.47%
Beneficial Bank , 0.100%, 10/18/2015	250,000	250,000
Community Bank, 0.750%, 9/22/2016 (g)	1,007,507	1,007,507
New Resource Bank, 0.050%, 10/18/2015	249,291	249,291
Self-Help Federal Credit Union, 0.250%, 11/10/2015	250,000	250,000
Self-Help Federal Credit Union, 0.250%, 11/28/2015	250,000	250,000
Spring Bank, 0.900%, 6/30/2016	250,000	250,000
Sunrise Bank, 0.050%, 10/1/2015 (g)	500,728	500,728
Sunrise Bank, 0.118%, 10/3/2015	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $3,007,526)		3,007,526

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2015

	Shares	Fair Value
Money Market Securities - 8.10%
Dreyfus Treasury Prime Cash Management, 0.00% (c) (h)	1,374,910	$1,374,910
Federated Government Obligations Fund, 0.01% (h)	15,240,916	15,240,916
TOTAL MONEY MARKET SECURITIES (Cost $16,615,826)		16,615,826

TOTAL INVESTMENTS - LONG - 97.51% (Cost $218,285,214)		199,933,188

TOTAL INVESTMENTS - SHORT - (2.76%) (Proceeds Received $8,000,212)		(5,667,258)

TOTAL WRITTEN OPTIONS - (0.01%) (Premiums Received $59,394)		(20,130)

Other Assets in Excess of Liabilities - 5.26%		10,808,636

NET ASSETS - 100.00%		$205,054,436

(a)	Foreign security denominated in U.S. dollars.
(b)	All or a portion of the security is held as collateral for written call options.
(c)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on September 30, 2015, was $6,487,570.
(d)	Passive Foreign Investment Company
(e)	Foreign-denominated security. Principal amount is reported in Norwegian Krone.
(f)	Foreign-denominated security. Principal amount is reported in Singapore Dollars.
(g)	Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). This institution is a CDARS network member and is where the original deposit is made. Deposits are then made into other network member banks at increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC insured.
(h)	Rate disclosed is the seven day yield as of September 30, 2015.
*	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF SECURITIES SOLD SHORT

September 30, 2015

	Shares	Fair Value
Common Stocks - (2.76%)
Consumer Discretionary - (2.18%)
Alibaba Group Holdings Ltd. (a)	(75,900)	$(4,475,823)
Information Technology - (0.58%)
Yahoo Japan Corp. (a)	(314,300)	(1,191,435)

TOTAL COMMON STOCKS - SHORT- (Proceeds Received $8,000,212)		$(5,667,258)

(a)	Foreign security denominated in U.S. dollars.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF FUTURES CONTRACTS

September 30, 2015

	Number of	Underlying Face	Unrealized
	(Short)	Amount at	Appreciation
Short Futures Contracts	Contracts	Fair Value	(Depreciation)
British Pound Currency Futures Contract December 2015	(36)	$(3,400,425)	$100,337
Euro Currency Futures Contract December 2015	(84)	(11,737,950)	(112,905)
Japanese Yen Currency Futures Contract December 2015	(94)	(9,803,025)	(370,147)
Korean Won Currency Futures Contract December 2015	(117)	(12,305,475)	9,464

Total Short Futures Contracts	(331)		$(373,251)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF WRITTEN OPTIONS

September 30, 2015

	Outstanding	Fair
Written Call Options - (0.01%)	Contracts	Value
McDermott International, Inc./November 2015/Strike Price $5.50 (a)	(1,342)	$(20,130)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $59,394)		(20,130)

(a)	The call contract has a multiplier of 100 shares.

APPLESEED FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

Assets
Investments in securities at fair value (cost $218,285,214)	$199,933,188
Cash	11,112
Cash restricted at broker for securities sold short	7,262,383
Cash held at broker (a)	951,000
Receivable for fund shares sold	75,625
Receivable for investments sold	7,513,473
Dividends and interest receivable	387,326
Receivable for net variation margin on futures contracts	28,437
Prepaid expenses	15,235

Total Assets	216,177,779

Liabilities
Investment securities sold short, at fair value (proceeds $8,000,212)	5,667,258
Options written, at value (premium received $59,394)	20,130
Payable for fund shares redeemed	215,397
Payable for investments purchased	5,049,364
Payable to Adviser	67,149
Payable for Administration Plan fee, Investor Class	23,833
Payable to administrator, fund accountant, and transfer agent	24,424
Payable to custodian	8,203
Payable to trustees	3,438
Other accrued expenses	44,147

Total Liabilities	11,123,343

Net Assets	$205,054,436

Net Assets consist of:
Paid-in capital	$219,724,435
Accumulated undistributed net investment income (loss)	(7,654)
Accumulated undistributed net realized gain from investment transactions	1,697,819
Net unrealized appreciation (depreciation) on:
Investment securities	(18,352,026)
Securities sold short	2,332,954
Written options	39,264
Foreign currency translations	(7,105)
Futures contracts	(373,251)

Net Assets	$205,054,436

Net Assets: Investor Class	$112,447,331

Shares outstanding (unlimited number of shares authorized, no par value)	9,864,698

Net asset value and offering price per share	$11.40

Redemption price per share ($11.40 * 98%) (b)	$11.17

Net Assets: Institutional Class	$92,607,105

Shares outstanding (unlimited number of shares authorized, no par value)	8,071,652

Net asset value and offering price per share	$11.47

Redemption price per share ($11.47 * 98%) (b)	$11.24

(a)	Cash used as collateral for futures contract transactions.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $147,314)	$2,466,329
Interest income	491,475

Total investment income	2,957,804

Expenses
Investment Adviser fee	2,178,666
Administration plan fee, Investor Class	361,675
Administration expenses	155,635
Fund accounting expenses	85,499
Transfer agent expenses	81,291
Legal expenses	124,614
Registration expenses	43,233
Custodian expenses	49,126
Audit expenses	18,500
Trustee expenses	16,969
Insurance expense	19,566
Pricing expenses	3,900
Report printing expense	74,511
CCO expense	9,587
Miscellaneous expenses	7,820
Other expense - short sale and interest expense	26,413
Dividend expense on securities sold short	23,369

Total expenses	3,280,374
Fees waived by Adviser	(436,598)

Net operating expenses	2,843,776

Net investment income	114,028

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	4,962,828
Securities sold short	(224,726)
Written options	142,896
Foreign currency translations	(85,857)
Futures contracts	2,048,078
Change in unrealized appreciation (depreciation) on:
Investment securities	(29,526,733)
Securities sold short	2,234,338
Written options	(97,307)
Foreign currency translations	(2,597)
Futures contracts	(1,064,759)

Net realized and unrealized gain (loss) on investment securities, securities sold short, written options, foreign currency translations and futures contracts	(21,613,839)

Net decrease in net assets resulting from operations	$(21,499,811)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$114,028	$1,248,232
Net realized gain (loss) on investment securities, written options, securities sold short, foreign currency translations and futures contracts	6,843,219	28,624,640
Change in unrealized appreciation (depreciation) on investment securities, written options, securities sold short, foreign currency translations and futures contracts	(28,457,058)	(20,930,090)

Net increase (decrease) in net assets resulting from operations	(21,499,811)	8,942,782

Distributions
From net investment income - Investor Class	—	(47,752)
From net investment income - Institutional Class	(119,893)	(150,288)
From net realized gains - Investor Class	(16,002,495)	(20,408,857)
From net realized gains - Institutional Class	(11,931,182)	(4,766,926)

Total distributions	(28,053,570)	(25,373,823)

Capital Transactions - Investor Class
Proceeds from shares sold	26,541,991	39,733,297
Reinvestment of distributions	15,794,505	20,209,627
Amount paid for shares redeemed	(71,711,449)	(127,273,258)
Proceeds from redemption fees (a)	12,921	11,539

Total Investor Class	(29,362,032)	(67,318,795)

Capital Transactions - Institutional Class
Proceeds from shares sold	22,103,901	81,696,166
Reinvestment of distributions	11,816,717	4,796,457
Amount paid for shares redeemed	(40,575,183)	(15,904,762)
Proceeds from redemption fees (a)	7,204	11,400

Total Institutional Class	(6,647,361)	70,599,261

Net increase (decrease) in net assets resulting from capital transactions	(36,009,393)	3,280,466

Total Decrease in Net Assets	(85,562,774)	(13,150,575)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014
Net Assets
Beginning of year	290,617,210	303,767,785

End of year	$205,054,436	$290,617,210

Accumulated undistributed net investment income included in net assets at end of year	$(7,654)	$36,981

Share Transactions - Investor Class
Shares sold	2,085,107	2,757,554
Shares issued in reinvestment of distributions	1,308,575	1,478,393
Shares redeemed	(5,700,691)	(8,911,035)

Total Investor Class	(2,307,009)	(4,675,088)

Share Transactions - Institutional Class
Shares sold	1,736,448	5,701,653
Shares issued in reinvestment of distributions	974,173	350,106
Shares redeemed	(3,249,409)	(1,101,250)

Total Institutional Class	(538,788)	4,950,509

Net increase (decrease) in shares outstanding	(2,845,797)	275,421

(a)	The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year ended		Year ended
	September 30,		September 30,
	2015		2014
Selected Per Share Data:
Net asset value, beginning of year	$13.96		$14.80
Income from investment operations:
Net investment income (loss)	(0.01)		0.03
Net realized and unrealized gain (loss) on investments	(1.15)		0.36

Total from investment operations	(1.16)		0.39

Less distributions to shareholders:
From net investment income	—		— (c)
From net realized gain	(1.40)		(1.23)

Total distributions	(1.40)		(1.23)

Paid in capital from redemption fees	—	(c)	— (c)

Net asset value, end of year	$11.40		$13.96

Total Return (d)	(8.90)%		2.85%
Ratios and Supplemental Data:
Net assets, end of year (000)	$112,447		$169,903
Ratio of net expenses to average net assets (e)	1.22	%(f)	1.26%
Ratio of net expenses to average net assets (excluding short sale and interest expense) (e)	1.20	%(f)	1.24%
Ratio of net expenses to average net assets before waiver and reimbursement (e)	1.39%		1.48%
Ratio of net investment income (loss) to average net assets (e)	(0.06)%		0.40%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (e)	(0.23)%		0.18%
Portfolio turnover rate	52%		53%

(a)	Net investment income per share is based on average shares outstanding during the year.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f)	Effective October 1, 2014, the Adviser has contractually agreed to cap the Fund’s expenses at 0.95% excluding fees paid pursuant to an Administrative Services Plan. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.
(g)	Effective January 28, 2011, the Adviser contractually agreed to cap the Fund’s expenses at 0.99% excluding fees paid pursuant to an Administrative Services Plan. Prior to January 28, 2011, the Fund’s expense cap was 1.24%. Also effective January 28, 2011, the Fund adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Investor Class shares.

See accompanying notes which are an integral part of these financial statements.

Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011

$13.07	$12.32	$12.45

0.07	0.05 (a)	0.04
2.17	1.44	0.06	(b)

2.24	1.49	0.10

(0.23)	(0.12)	(0.12)
(0.28)	(0.63)	(0.11)

(0.51)	(0.75)	(0.23)

— (c)	0.01	—	(c)

$14.80	$13.07	$12.32

17.79%	12.86%	0.74%

$249,372	$205,232	$168,961
1.29%	1.25%	1.24	%(g)
1.24%	1.24%	1.24	%(g)
1.51%	1.52%	1.48%
0.34%	0.38%	0.25%

0.12%	0.11%	0.01%
63%	76%	68%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year ended
	September 30,
	2015
Selected Per Share Data:
Net asset value, beginning of period	$14.02

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain (loss) on investments	(1.16)

Total from investment operations	(1.14)

Less Distributions to shareholders:
From net investment income	(0.01)
From net realized gain	(1.40)

Total distributions	(1.41)

Paid in capital from redemption fees	—	(c)

Net asset value, end of period	$11.47

Total Return (d)	(8.68)%
Ratios and Supplemental Data
Net assets, end of period (000)	$92,607
Ratio of expenses to average net assets (f)	0.97	%(h)
Ratio of net expenses to average net assets (excluding short sale and interest expense) (f)	0.95	%(h)
Ratio of expenses to average net assets before waiver and reimbursement (f)	1.14%
Ratio of net investment income (loss) to average net assets (f)	0.18%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (f)	0.01%
Portfolio turnover rate	52%

(a)	For the period January 31, 2011 (commencement of operations) through September 30, 2011.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(g)	Annualized.
(h)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95%. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

Year ended September 30, 2014	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011(a)

$14.86	$13.09	$12.35	$12.59

0.13	0.08 (b)	0.08 (b)	0.05	(b)
0.30	2.20	1.44	(0.30)

0.43	2.28	1.52	(0.25)

(0.04)	(0.23)	(0.15)	—
(1.23)	(0.28)	(0.63)	—

(1.27)	(0.51)	(0.78)	—

— (c)	— (c)	— (c)	0.01

$14.02	$14.86	$13.09	$12.35

3.10%	18.07%	13.00%	(1.91	)%(e)

$120,714	$54,396	$32,996	$11,856
1.01%	1.04%	1.01%	0.99	%(g)
0.99%	0.99%	0.99%	0.99	%(g)
1.23%	1.26%	1.27%	1.34	%(g)
0.44%	0.55%	0.64%	0.58	%(g)
0.22%	0.33%	0.38%	0.23	%(g)
53%	63%	76%	68	%(e)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2015

NOTE 1. ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangement for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting record of the Fund is maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange traded funds (ETFs) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result,

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Advisor’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The Fund’s social and environmental screens are not applied to short sales.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the last three year ends, including the most recent fiscal year end which has yet to be filed.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the fiscal year ended September 30, 2015, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
$—	$(38,770)	$38,770

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, closed-end trusts and limited partnerships are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, foreign government bonds and U.S. Government Securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally valued using the closing price based on quoted data from the six major U.S. options exchanges on which such options are traded, and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015.

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$124,790,099	$—	$—	$124,790,099
Closed-End Trusts	39,471,331	—	—	39,471,331
U.S. Government Securities	—	3,002,694	—	3,002,694
Corporate Bonds *	—	8,705,744	—	8,705,744
Foreign Government Bonds	—	4,339,968	—	4,339,968
Certificates of Deposit	—	3,007,526	—	3,007,526
Money Market Securities	16,615,826	—	—	16,615,826

Total	$180,877,256	$19,055,932	$—	$199,933,188

* Refer to Schedule of Investments for industry classifications.

Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Short Common Stocks	$(5,667,258)	$—	$—	$(5,667,258)
Short Futures Contracts *	(373,251)	—	—	(373,251)
Written Option Contracts	(20,130)	—	—	(20,130)

Total	$(6,060,639)	$—	$—	$(6,060,639)

* The amount shown represents the net unrealized depreciation of the futures contracts.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the year ended September 30, 2015.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 4. DERIVATIVE TRANSACTIONS

Currency Futures Contracts – The Fund entered into currency futures contracts (long and short) to hedge its foreign currency exposure during the fiscal year. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of September 30, 2015, is held for collateral for futures transactions and is restricted from withdrawal.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2015, and the effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015.

At September 30, 2015:

Derivatives	Location of Derivatives on Statement of of Assets & Liabilities
Foreign Exchange Risk:
Short currency futures contracts	Receivable for net variation margin on futures contracts	$28,437
Equity Price Risk:
Written option contracts	Options, written, at value	$(20,130)

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 4. DERIVATIVE TRANSACTIONS – continued

For the year ended September 30, 2015:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Sold Short/ Written	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Short currency futures contracts	Net realized and unrealized gain (loss) on futures contracts	488	357	$2,048,078	$(1,064,759)
Equity Price Risk:
Written option contracts	Net realized and unrealized gain (loss) on written options	1,342	1,150	$142,896	$(97,307)

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities.

Futures Contracts				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Short currency futures contracts	$132,275	$(103,838)	$28,437	$—	$—	$28,437

For financial reporting purposes, it is the Fund’s policy to disclose the net variation margin receivable or payable on futures contracts at the reporting period end.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Transactions in written options by the Fund during the fiscal year ended September 30, 2015, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2014	1,150	$142,896
Options written	1,342	59,394
Options closed	(1,150)	(142,896)
Options exercised	—	—

Options outstanding at September 30, 2015	1,342	$59,394

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average net assets. For the fiscal year ended September 30, 2015, before the waiver described below, the Adviser earned a fee of $2,178,666 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through January 31, 2016, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, any 12b-1 fees, and extraordinary expenses do not exceed 0.95%. For the fiscal year ended September 30, 2015, the Adviser waived fees of $436,598. At September 30, 2015, the Adviser was owed $67,149 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2015, are as follows:

Amount	Recoverable through September 30,
$603,276	2016
$657,451	2017
$436,598	2018

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2015, HASI earned fees of $155,635 for administrative services provided to the Fund. At September 30, 2015, the Fund owed HASI $11,126 for administrative services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2015, HASI earned fees of $81,291 from the Fund for transfer agent services. For the fiscal year ended September 30, 2015, HASI earned fees of $85,499 from the Fund for fund accounting services. At September 30, 2015, the Fund owed HASI $7,064 for transfer agent services and $6,234 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended September 30, 2015.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal Distributor of the Fund’s shares. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Fund has an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the fiscal year ended September 30, 2015, the Investor Class incurred Service fees of $361,675. At September 30, 2015, $23,833 was owed to the Adviser pursuant to the Administrative Services Plan.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Fund does not currently intend to activate the Plan prior to January 31, 2016.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2015, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$—
Other	129,492,588
Sales
U.S. Government Obligations	$18,014,851
Other	173,252,913

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2015, Pershing LLC., for the benefit of its customers, owned 32.65% of the Fund. As a result, Pershing LLC may be deemed to control the Fund.

NOTE 9. FEDERAL TAX INFORMATION

At September 30, 2015, the appreciation (depreciation) of investments, including securities sold short, written options and futures contracts, for tax purposes, was as follows:

Amount
Gross Appreciation	$13,597,472
Gross (Depreciation)	(29,903,030)

Net Appreciation (Depreciation) on Investments	$(16,305,558)

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2015

NOTE 9. FEDERAL TAX INFORMATION – continued

At September 30, 2015, the aggregate cost of securities, net of proceeds for securities sold short, for federal income tax purposes, was $210,544,253.

The tax characterization of distributions for the fiscal years ended September 30, 2015 and 2014, were as follows:

	2015	2014
Distributions paid from:
Ordinary Income*	$2,683,852	$6,354,328
Long-term Capital Gain	25,369,718	19,019,495

	$28,053,570	$25,373,823

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$124,810
Undistributed long-term capital gains	4,702,315
Accumulated capital and other losses	(3,191,567)
Unrealized appreciation (depreciation)	(16,305,558)

$(14,670,000)

At September 30, 2015, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales of $463,260 and basis adjustments for investments in passive foreign investment companies.

Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended September 30, 2015, the Fund deferred post October capital losses in the amount of $2,914,488 and late year ordinary losses in the amount of $277,079.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Subsequent to the period end, on November 13, 2015, Huntington Bancshares Inc. entered in an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, Inc. The sale is expected to close by the end of December 2015, subject to customary closing conditions. Management has determined that there were no additional items requiring additional disclosure.

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, securities sold short, futures contracts and written options, of Appleseed Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Appleseed Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 24, 2015

OTHER FEDERAL TAX

INFORMATION (Unaudited)

For the year ended September 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the year ended September 30, 2015, the Fund paid qualified dividend income of 77.17%.

For the year ended September 30, 2015, 53.08% of ordinary income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

For the year ended September 30, 2015, the Fund designated $25,369,718 as long-term capital gain distributions.

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A., a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 69) Chairman, December 2004 to present;	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Independent Trustee, December 2002 to present
Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since August 2011; Director Steel Wheels Acquisition Corp., and Standard Steel, Inc., both holding companies which, through subsidiaries, produce steel wheels and axles, since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

TRUSTEES AND OFFICERS – (Unaudited) continued

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 13 series.

TRUSTEES AND OFFICERS – (Unaudited) continued

The following table provides information regarding the interested Trustee and the officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 54) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007, Director since May 2014; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Interim President of Unified Series Trust from March 2012 to August 2013; Senior Vice President of Unified Series Trust from May 2007 to August 2013; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007, Director since May 2014; Chief Compliance Officer and AML Officer of Capitol Series Trust since September 2013; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Zachary Richmond (Age – 35) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.

TRUSTEES AND OFFICERS – (Unaudited) continued

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (Age – 68) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
Latavia M. Evans (Age – 28) Secretary, February 2015 to present	Paralegal, Risk and Compliance, Huntington Asset Services, Inc., the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012; Paralegal Intern at Kentucky Department of Public Advocacy from September 2010 to December 2010; Student from September 2009 to December 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 13 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

MANAGEMENT AGREEMENT

RENEWAL – (Unaudited)

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Pekin Singer Strauss Asset Management, Inc. (“Pekin Singer”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Pekin Singer, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened in July 2015 via teleconference to consider the renewal of the management agreement between the Trust and Pekin Singer on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (“Huntington”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (a) a detailed letter to Pekin Singer requesting information that the Board likely would consider in determining whether to renew the Fund’s management agreement, and Pekin Singer’s responses; (b) a description of factors considered by the Board in approving the Fund’s management agreement during the prior year; (c) commentary prepared by Pekin Singer discussing the Fund’s performance for the year ended May 31, 2015, factors affecting this performance, and why the performance varied from that of the Fund’s benchmark; (d) a schedule of the Fund’s investments as of March 31, 2015; (e) Huntington’s memorandum comparing the Fund’s performance returns to the returns of the Fund’s benchmark, Morningstar category average, and selected peer group for relevant periods ended May 31, 2015; comparing the Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Fund performance and volatility information as reported by Morningstar; (f) a profitability analysis prepared by Pekin Singer with respect to the Fund; (g) a soft dollar report for the Fund prepared by Pekin Singer; (h) a balance sheet for Pekin Singer as of May 31, 2015, and profit & loss statement for the year ended May 31, 2015; (i) copies of the current management agreement and expense cap limitation agreement for the Fund; and (j) a report from the Trust’s Chief Compliance Officer summarizing his review of Pekin Singer’s compliance policies and procedures. After discussing the materials, the Committee interviewed certain executives of Pekin Singer, including Pekin Singer’s Chairman of the Board (who also serves as a portfolio manager of the Fund), Pekin Singer’s Chief Compliance Officer (who also serves as Chief Operating Officer), and Pekin Singer’s Compliance Officer.

MANAGEMENT AGREEMENT

RENEWAL – (Unaudited)

At the Trustees’ August 2015 in-person meeting, the Trustees reviewed and discussed an updated peer-group expense comparison for the Fund and updated performance information as of July 31, 2015. After discussing these materials, the Trustees approved the continuation of the management agreement between the Trust and Pekin Singer on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

(a)	The Nature, Extent and Quality of Services. The Trustees reviewed Pekin Singer’s responses regarding the resources provided to the Fund, and considered whether these resources are adequate in light of the desired growth in the level of the Fund’s assets. The Trustees determined that Pekin Singer’s resources appear adequate, and specifically noted that Pekin Singer continues to provide the services and support of various administrative and professional staff, including three portfolio managers, its Chief Compliance Officer, a second Compliance Officer, analysts, traders, and a sales person. The Trustees also noted Pekin Singer’s representation that it carries its own professional liability, fiduciary liability, employment practices liability, and D&O insurance policies.

(b)	Fund Performance. The Trustees considered the Fund’s performance for periods ended May 31, 2015. The Trustees considered that both Fund share classes underperformed the benchmark, the MSCI World Index, over the year-to-date and one-, three-, and five-year periods. The Trustees noted that both Fund share classes had also underperformed the peer group average and median for the one-, three-, and five-year periods, although they had outperformed the peer group average and median for the year-to-date period. The Trustees considered Pekin Singer’s representation that the Fund’s recent relative performance was hurt by its defensive exposure to gold, as the price of gold fell as equity markets

MANAGEMENT AGREEMENT

RENEWAL – (Unaudited)

rallied. The Trustees considered Pekin Singer’s representation that it manages the Fund with a long-term horizon, which means it may at times take a more conservative investment approach which will generally lead to relative underperformance when equity markets rally.

(c)	Fee Rate and Profitability. The Trustees considered peer group expense comparison information. They noted that the Fund’s gross advisory fee is slightly above the level of the peer group’s average and median gross advisory fee, though its net advisory fee is slightly below the level of the peer group’s average and median net advisory fee. The Trustees considered Pekin Singer’s explanation that screening potential investments against socially responsible investment guidelines requires it to spend additional time and incur additional expenses. The Trustees noted that, effective through January 31, 2016, Pekin Singer has agreed to waive its management fee and/or reimburse expenses of the Fund to the extent that the Fund’s total annual operating expenses (excluding certain expenses) would exceed 0.95%. The Trustees also reviewed a profitability analysis prepared by Pekin Singer, which showed that, whether or not marketing expenses are taken into consideration, Pekin Singer is earning a profit as a result of managing the Fund. The Trustees determined that the profit is not excessive, in part based their consideration of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly owned advisers to mutual funds. The Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of services being provided to the Fund, the fees paid by competitive mutual funds, and the costs incurred by Pekin Singer in providing services to the Fund.

The Trustees considered other potential benefits that Pekin Singer may receive in connection with its management of the Fund. These benefits include third-party research obtained using soft dollars generated by certain Fund transactions, which may be used to benefit the Fund along with other advisory clients. The Trustees noted that Pekin Singer directs the Fund’s brokerage transactions to a broker who provide access to such research services. The Trustees considered that they review Broker Commission Reports quarterly, and determined to continue to monitor the Fund’s brokerage transactions.

The Trustees also considered Pekin Singer’s representation that it does not manage any other client accounts using a similar strategy as is used to manage the Fund. The Trustees determined that comparison between the Fund’s advisory fee and Pekin Singer’s advisory fees charged to other accounts would therefore not be meaningful.

MANAGEMENT AGREEMENT

RENEWAL – (Unaudited)

(d)	Economies of Scale. In determining the reasonableness of the advisory fee and Pekin Singer’s profitability, the Trustees also considered whether economies of scale will be realized by Pekin Singer with respect to the Fund as the Fund grows larger, and the extent to which this is reflected in the Fund’s advisory fee. The Trustees determined that, in light of the size of the Fund, the profitability of the Fund to Pekin Singer, and the advisory fee for the Fund, it does not appear that Pekin Singer is realizing benefits from economies of scale in managing the Fund to such an extent that the advisory fee should be reduced or that breakpoints in the advisory fee should be implemented at this time.

(e)	Settlement of Administrative Proceedings. In reaching their conclusions, the Trustees considered the administrative proceedings instituted by the Securities and Exchange Commission against Pekin Singer and certain of its management persons (including two of the Fund’s portfolio managers) in June 2015, the settlement of those proceedings, and the conclusions of the Trust’s Chief Compliance Officer based on his review of these matters. The proceedings related to Pekin Singer’s failure to conduct timely annual compliance program reviews, and Pekin Singer’s placement of a substantial number of its advisory clients in Investor Class shares of the Fund when those clients were eligible to purchase Institutional Class shares, which have lower expenses. The Trustees considered the actions taken by Pekin Singer and its senior management to address the compliance shortcomings identified in the proceedings and to otherwise strengthen its compliance program. The Trustees also noted Pekin Singer’s voluntary reimbursement of its advisory clients affected by the share class issue.

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Latavia M. Evans, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

IRON STRATEGIC INCOME FUND

The Fund

The IRON Strategic Income Fund’s Institutional share class returned -3.75% for the fiscal year ending September 30, 2015, compared to its benchmark, the Credit Suisse Hedge Fund Index (“Benchmark”) return of 0.11%. During the same period the Investor share class returned -4.08%. The Fund’s varying level of exposure to below investment grade fixed income was the main contributor to the Fund’s performance for the year. While our adjusted credit exposure lowered our volatility compared to the credit markets, it was not enough to bring about positive returns. We maintained very little exposure to equity markets, whereas our Benchmark had significantly greater exposure. Equity markets exhibited strength and outperformed in the first half of our fiscal year. This helped the Benchmark to sustain its positive returns for the year, even through the subsequent weak equity performance during the third quarter of 2015. The 2016 fiscal year begins our tenth year managing the IRON Strategic Income Fund (“Fund”). Our goal is to manage the Fund to produce the best possible risk adjusted return over long term market cycles. Since the inception of the Fund, we have maintained a higher Sharpe Ratio (0.90 vs 0.49), lower volatility as measured by Standard Deviation (5.83% vs. 6.25%) and higher annualized total return (6.07% vs 4.71%) than that of our Benchmark. This has been accomplished while maintaining a low correlation of 0.17 to the Barcap Aggregate Bond Index, a broad measure of the fixed income universe. Low correlation can help to provide portfolio diversification, typically leading to an enhanced risk/return profile. Sharpe Ratio is calculated by using standard deviation and excess return to determine reward per unit of risk, while standard Deviation depicts how widely a mutual fund’s returns have varied over a certain period of time.

Since inception, a key contributor to the Fund’s performance has been our ability to significantly limit volatility and drawdown while still producing attractive returns (drawdown can be described as the largest percentage decline from peak to trough). For example, by strategically adjusting our exposure to the market, we have been able to limit the Fund’s largest drawdown, which occurred in 2008, to 12.75% vs 19.68% for the Benchmark. While it is our belief that an absolute return focused fixed income strategy provides investors with better risk adjusted returns over time, we understand this opportunity does not come without cost. Investing in an absolute return strategy may result in underperformance during a bull market. It was during the first half of our fiscal year that equities exhibited strength, and we believe the positive performance of the equity component of our Benchmark over the fiscal year enabled the Benchmark to outperform.

Hedging the portfolio has been an important tool for the Fund since its inception. Derivatives and short positions are used to manage the Fund’s risk/return profile. Our derivatives use has primarily been in the form of buying protection on the Markit CDX North America High Yield Index and hedging our credit risk by selling total return swaps on high yield ETFs. This often proves to be a cost effective and expedient tool for reducing the Fund’s credit exposure rather than selling our current holdings. Our derivatives positions did detract from the Fund’s total return for the year; however, they fulfilled their purpose by being an effective hedge against credit risk and provided the benefit of lowering the Fund’s overall volatility.

1

IRON STRATEGIC INCOME FUND

Markets

Over the past year we have seen volatility associated with falling oil prices, Greek debt, fears relating to China’s economy and uncertainty around the Fed’s rate decision. While defaults related to the energy sector have increased, on a whole, default rates are relatively low and are expected to remain this way for the foreseeable future. Fundamentally, credit markets continue to look strong. We continue to expect uncertainty, as well as supply/demand disruptions, that will keep markets in a state of heightened volatility. As volatility spikes, we will monitor markets for yield curve and relative value opportunities.

Conclusion

As we enter our 10th year of managing the Fund, it seems the one constant is that uncertainty remains a continual threat to a portfolio looking for stability. We will continue to monitor the marketplace for risk and opportunity and stand ready to adjust our exposure in an effort to create meaningful returns while protecting capital.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Aaron Izenstark	Daniel Sternberg
Portfolio Manager	Portfolio Manager

IRON Financial LLC

2

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited)

Total Returns

(For the periods ended September 30, 2015)

	1 Year	Average Annual Returns
		5 Years	Since Inception (October 11, 2006)
IRON Strategic Income Fund – Institutional Class*	-3.75%	3.12%	6.08%
Credit Suisse Hedge Fund Index**	0.11%	4.53%	4.70%

Total annual operating expenses as disclosed in the Fund’s prospectus dated January 28, 2015, were 1.64% of average daily net assets (1.15% excluding fees and expenses of underlying funds in which the Fund invests).

Total Returns

(For the periods ended September 30, 2015)

	1 Year	Average Annual Returns
		5 Years	Since Inception (February 2, 2009)
IRON Strategic Income Fund – Investor Class*	-4.08%	2.73%	7.24%
Credit Suisse Hedge Fund Index**	0.11%	4.53%	6.81%

Total annual operating expenses as disclosed in the Fund’s prospectus dated January 28, 2015, were 1.99% of average daily net assets (1.50% excluding fees and expenses of underlying funds in which the Fund invests).

3

IRON STRATEGIC INCOME FUND

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class and January 31, 2009 for the Investor Class.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the

IRON Strategic Income Fund – Institutional Class

and Credit Suisse Hedge Fund Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on October 11, 2006 for the Institutional Class (commencement of operations) and held through September 30, 2015. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class. The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the IRON Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited)

1	As a percent of net assets.

The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2015 and held through September 30, 2015.

6

IRON STRATEGIC INCOME FUND

About Your Fund’s Expenses – (Unaudited) (continued)

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

7

IRON STRATEGIC INCOME FUND

About Your Fund’s Expenses – (Unaudited) (continued)

IRON Strategic Income Fund Institutional Class	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Paid During Period April 1, 2015 – September 30, 2015
Actual*	$1,000.00	$970.40	$5.93
Hypothetical**	$1,000.00	$1,019.05	$6.08

IRON Strategic Income Fund Investor Class	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Paid During Period April 1, 2015 – September 30, 2015
Actual***	$1,000.00	$968.60	$7.66
Hypothetical**	$1,000.00	$1,017.28	$7.85

*	Expenses are equal to the Institutional Class annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

***	Expenses are equal to the Investor Class annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

8

IRON STRATEGIC INCOME FUND

Schedule of Investments	September 30, 2015

Corporate Bonds – 0.56%	Principal Amount	Fair Value
NRG Yield, Inc., 3.500%, 2/1/2019 (a)	$1,500,000	$1,356,563

Total Corporate Bonds (Cost $1,535,650)		1,356,563

Convertible Notes – 9.79%

Convertible Notes – Domestic – 8.17%
Blucora, Inc., 4.250%, 4/1/2019	1,500,000	1,426,875
Ciena Corp., 0.875%, 6/15/2017	1,000,000	991,250
Cobalt International Energy, Inc., 2.625%, 12/1/2019	1,000,000	712,500
Cornerstone OnDemand, Inc., 1.500%, 7/1/2018	1,000,000	1,004,375
FXCM, Inc., 2.250%, 6/15/2018	1,500,000	1,185,000
Hologic, Inc., 0.000%, 12/15/2043	1,500,000	1,898,437
IAS Operating Partnership LP, 5.000%, 3/15/2018 (a)	1,000,000	947,500
Live Nation Entertainment, Inc., 2.500%, 5/15/2019	1,500,000	1,570,313
Meritage Homes Corp., 1.875%, 9/15/2032	1,500,000	1,504,688
Nuance Communications, Inc., 2.750%, 11/1/2031	1,000,000	1,023,125
ON Semiconductor Corp., Series B, 2.625%, 12/15/2026	1,000,000	1,121,875
PDL BioPharma, Inc., 4.000%, 2/1/2018	750,000	664,688
Prospect Capital Corp., 5.750%, 3/15/2018	500,000	490,000
Royal Gold, Inc., 2.875%, 6/15/2019	500,000	484,375
SEACOR Holdings, Inc., 3.00%, 11/15/2028	1,000,000	800,000
Starwood Property Trust, Inc., 4.000%, 1/15/2019	1,000,000	1,034,375
Stone Energy Corp., 1.750%, 3/1/2017	1,000,000	846,875
Walter Investment Management Corp., 4.500%, 11/1/2019	1,500,000	1,096,875
WebMD Health Corp., 2.500%, 1/31/2018	1,000,000	1,011,250

		19,814,376

Convertible Notes – Cayman Islands – 0.36%
Herbalife Ltd., 2.000%, 8/15/2019 (b)	1,000,000	885,630

See accompanying notes which are an integral part of these financial statements.

9

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2015

Convertible Notes (continued)	Principal Amount	Fair Value
Convertible Notes – China – 1.26%
Ctrip.com International Ltd., 1.250%, 10/15/2018 (b)	$1,500,000	$1,610,625
SouFun Holdings Ltd., 2.000%, 12/15/2018 (b)	1,500,000	1,437,188

		3,047,813

Total Convertible Notes (Cost $25,227,717)		23,747,819

U.S. Treasury Obligations – 5.42%
United States Treasury Bill, 0.000%, 11/12/2015 (c)	13,000,000	13,000,260
United States Treasury Bill, 0.000%, 3/31/2016	150,000	149,947

Total U.S. Treasury Obligations (Cost $13,149,907)		13,150,207

See accompanying notes which are an integral part of these financial statements.

10

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2015

Mutual Funds – 47.33%	Shares	Fair Value
Aberdeen Global High Income Fund – Class I	40,314	$336,625
American Beacon High Yield Bond Fund – Institutional Class	46,278	354,948
American Beacon SiM High Yield Opportunities Fund	117,319	1,080,508
BlackRock High Yield Portfolio – BlackRock Class	311,615	2,312,184
Columbia High Yield Bond Fund – Class R5	2,823,077	7,876,386
Deutsche Global High Income Fund – Institutional Class	9,817	63,026
Deutsche High Income Fund – Institutional Class	462,587	2,067,765
Eaton Vance High Income Opportunities Fund – Class I	527,373	2,272,979
Eaton Vance Income Fund of Boston – Institutional Class	887,041	4,923,079
Federated High Yield Trust – Service Class	26,490	167,948
Federated Institutional High-Yield Bond Fund – Institutional Class	1,115,190	10,460,483
Fidelity Advisor High Income Advantage Fund – Class I	6,303	60,064
Fidelity Capital & Income Fund	4,316	39,922
Fidelity High Income Fund	43,696	362,238
Franklin High Income Fund/United States – Advisor Class	23,516	41,154
Goldman Sachs High Yield Fund – Institutional Class	591,402	3,714,005
Hartford High Yield Fund/The – Class Y	7,831	54,740
Hotchkis and Wiley High Yield Fund – Class I	189,249	2,218,000
Invesco High Yield Fund – Class R5	13,293	53,437
Ivy High Income Fund – Class I	876,346	6,537,544
Janus High-Yield Fund – Class I	10,943	89,625
John Hancock Funds III – Core High Yield Fund – Class I	205,966	1,950,498
JPMorgan High Yield Fund – Class R6	743,731	5,273,053
Loomis Sayles Institutional High Income Fund	51,844	348,394
Lord Abbett High Yield Fund – Class I	1,086,211	7,766,411
MainStay High Yield Corporate Bond Fund – Class I	1,416,506	7,776,620

See accompanying notes which are an integral part of these financial statements.

11

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2015

Mutual Funds (continued)	Shares	Fair Value
MFS Global High Yield Fund – Class I	10,931	$64,714
MFS High Income Fund – Class I (d)	2,533,372	8,258,793
Northern High Yield Fixed Income Fund	56,864	378,714
Nuveen High Income Bond Fund – Class I	88,004	656,510
Nuveen Symphony Credit Opportunities Fund – Class I	4,584	90,221
Pioneer High Yield Fund – Class Y	2,401	21,945
Principal High Yield Fund – Institutional Class	624,473	4,352,578
Principal High Yield I Fund – Institutional Class	14,772	139,444
Prudential High Yield Fund – Class Q	1,624,508	8,512,422
Putnam High Yield Advantage Fund – Class Y	4,696	27,473
Putnam High Yield Trust – Class Y (d)	1,091,617	7,772,314
RidgeWorth Seix High Income Fund – Class I	8,439	51,476
RidgeWorth Seix High Yield Fund – Class I	44,629	361,940
T Rowe Price Institutional High Yield Fund	529,385	4,473,306
TIAA-CREF High Yield Fund – Institutional Class	313,837	2,890,435
USAA High Income Fund	227,003	1,754,730
Vanguard High-Yield Corporate Fund – Admiral Shares	972,987	5,516,835
Western Asset High Yield Fund – Class I	169,046	1,332,086

TOTAL MUTUAL FUNDS (Cost $125,466,417)		114,857,572

See accompanying notes which are an integral part of these financial statements.

12

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2015

Exchange-Traded Funds – 9.85%	Shares	Fair Value
iShares iBoxx $ High Yield Corporate Bond ETF (e)	94,650	$7,883,398
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (e)	41,819	3,956,914
PowerShares Fundamental High Yield Corporate Bond Portfolio	220,478	3,926,713
SPDR Barclays High Yield Bond ETF (e)	227,861	8,125,523

TOTAL EXCHANGE-TRADED FUNDS (Cost $24,694,687)		23,892,548

Money Market Securities (f) (g) – 32.73%
Federated Treasury Obligations Fund – Institutional Shares, 0.01%	15,714,991	15,714,991
Fidelity Institutional Money Market Funds – Treasury Only Portfolio – Class I, 0.01%	15,714,991	15,714,991
First American Treasury Obligations Fund – Class Z, 0.00% (h)	32,297,880	32,297,880
Wells Fargo Advantage Treasury Plus Money Market Fund – Class I, 0.01%	15,714,991	15,714,991

TOTAL MONEY MARKET SECURITIES (Cost $79,442,853)		79,442,853

TOTAL INVESTMENTS – 105.68% (Cost $269,517,231)		$256,447,562

Liabilities in excess of other assets – (5.68)%		(13,787,711)

NET ASSETS – 100.00%		$242,659,851

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See Note 10.
(b)	Foreign corporate bond denominated in U.S. dollars.
(c)	All or a portion of this security is held as collateral for total return swap contracts.
(d)	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding shares during any period of less than 30 days.
(e)	A portion of this security is on loan as of September 30, 2015. Total fair value of loaned securities is $16,113,713.
(f)	Rate disclosed is the seven day yield as of September 30, 2015.
(g)	All or a portion of these securities are held as collateral for outstanding credit default swap agreements.
(h)	A portion of this security was purchased with cash proceeds for securities on loan and serves as collateral for those securities as of September 30, 2015.

See accompanying notes which are an integral part of these financial statements.

13

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2015

Centrally Cleared Credit Default Swaps – Buy Protection (i)
CDX North America High Yield Credit Default Swap Index
(Markit CDX. NA. HY. 24) contract to pay a premium equal to 5% of the notional amount.

Name	Acquisition Date		Maturity Date	Implied Credit Spread at September 30, 2015 (j)	Notional Amount (k)	Amortized Cost	Fair Value	Appreciation/ (Depreciation)
Markit CDX. NA. HY. 24	5/1/2015	(l)	6/20/2020	3.89%	$5,940,000	$(268,993)	$(164,924)	$104,069

(i)	When a credit event occurs as defined under the terms of the swap contract, the Fund as a buyer of credit protection will either (i) receive a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(j)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts during the year will serve as an indicator of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(k)	The notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Credit Default Index.
(l)	The security was purchased on multiple dates with the initial purchase date shown.

Total Return Swap Contracts		Fund Pays	Fund Receives	Termination Date	Units	Notional Amount	Net Unrealized Gain/(Loss)
Counter Party	Reference Entry/ Obligation
Nomura	SPDR Barclays High Yield Bond ETF	Total Return	1-month USD LIBOR minus 185 basis points	12/24/2015	1,630,000	$58,125,800	$1,751,168

Nomura	iShares iBoxx $ High Yield Corporate Bond ETF	Total Return	1-month USD LIBOR minus 225 basis points	12/29/2015	500,000	$41,645,000	$796,793

Nomura	SPDR Barclays High Yield Bond ETF	Total Return	1-month USD LIBOR minus 225 basis points	12/29/2015	500,000	$17,830,000	$392,250

						$117,600,800	$2,940,211

See accompanying notes which are an integral part of these financial statements.

14

IRON STRATEGIC INCOME FUND

Statement of Assets and Liabilities	September 30, 2015

Assets
Investments in securities at fair value (cost $269,517,231) (a)	$256,447,562
Segregated cash collateral for outstanding swap contracts	252,397
Unrealized gain on swap contracts	2,940,211
Receivable for Fund shares sold	3,749
Receivable for investments sold	37,776
Dividends and interest receivable	712,789
Prepaid expenses	25,225

Total Assets	260,419,709

Liabilities
Payable for Fund shares redeemed	864,047
Payable for variation margin on swap contracts	17,557
Payable upon return of securities loaned	16,582,889
Payable to Adviser	205,857
Payable for 12b-1 fees, Investor Class	2,871
Payable for Administration Plan fees, Investor Class	1,149
Payable to administrator, fund accountant, and transfer agent	29,977
Payable to custodian	8,117
Payable to trustees	3,888
Other accrued expenses	43,506

Total Liabilities	17,759,858

Net Assets	$242,659,851

Net Assets consist of:
Paid-in capital	$262,418,711
Accumulated undistributed net investment income	80,915
Accumulated undistributed net realized loss from investments	(9,814,386)
Net unrealized appreciation (depreciation) on:
Investment securities	(13,069,669)
Swap contracts	3,044,280

Net Assets	$242,659,851

Net Assets: Institutional Class	$230,120,167

Shares outstanding (unlimited number of shares authorized, no par value)	22,000,798

Net asset value and offering price per share	$10.46

Redemption price per share (NAV * 99%) (b)	$10.36

Net Assets: Investor Class	$12,539,684

Shares outstanding (unlimited number of shares authorized, no par value)	1,189,616

Net asset value and offering price per share	$10.54

Redemption price per share (NAV * 99%) (b)	$10.43

(a)	Investments include securities purchased with cash proceeds from securities loaned.
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

15

IRON STRATEGIC INCOME FUND

Statement of Operations	For the Year Ended September 30, 2015

Investment Income
Dividend income	$10,720,735
Interest income	2,618,229
Income from securities loaned	104,817

Total investment income	13,443,781

Expenses
Investment Adviser fee	3,230,214
Administrative Service plan fee, Investor Class	20,953
12b-1 fees, Investor Class	52,383
Administration expenses	203,613
Fund accounting expenses	84,640
Transfer agent expenses	68,889
Legal expenses	32,511
Registration expenses	45,443
Custodian expenses	44,539
Audit expenses	21,000
Trustee expenses	16,543
Insurance expense	29,013
Pricing expenses	10,196
Report printing expense	31,970
CCO expense	9,689
Miscellaneous expenses	14,786

Total Expenses	3,916,382

Net investment income	9,527,399

Net Realized and Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	1,691,971
Net realized gain (loss) on:
Investment securities	(7,603,737)
Swap contracts	(3,285,001)
Written option contracts	4,916
Futures contracts	51,380
Change in unrealized appreciation (depreciation) on:
Investment securities	(13,073,596)
Swap contracts	777,193

Net realized and unrealized gain (loss) on investment securities, swap contracts, written option contracts and futures contracts	(21,436,874)

Net Decrease in net assets resulting from operations	$(11,909,475)

See accompanying notes which are an integral part of these financial statements.

16

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$9,527,399	$18,456,512
Long term capital gain dividends from investment companies	1,691,971	3,146,597
Net realized gain (loss) on investment securities, swap contracts, written option contracts and futures contracts	(10,832,442)	7,237,658
Change in unrealized appreciation (depreciation) on investment securities and swap contracts	(12,296,403)	(9,735,942)

Net increase (decrease) in net assets resulting from operations	(11,909,475)	19,104,825

Distributions
From net investment income – Institutional Class	(8,172,668)	(18,038,608)
From net investment income – Investor Class	(494,986)	(975,999)
From net realized gains – Institutional Class	(8,246,403)	—
From net realized gains – Investor Class	(542,651)	—

Total distributions	(17,456,708)	(19,014,607)

Capital Transactions – Institutional Class
Proceeds from shares sold	59,561,006	145,553,829
Reinvestment of distributions	14,944,520	16,820,425
Amount paid for shares redeemed	(195,456,053)	(198,608,169)
Proceeds from redemption fees (a)	5,040	5,540

Total Institutional Class	(120,945,487)	(36,228,375)

Capital Transactions – Investor Class
Proceeds from shares sold	11,972,122	23,845,789
Reinvestment of distributions	1,023,402	953,281
Amount paid for shares redeemed	(22,928,072)	(14,349,416)
Proceeds from redemption fees (a)	346	334

Total Investor Class	(9,932,202)	10,449,988

Net decrease in net assets resulting from capital transactions	(130,877,689)	(25,778,387)

Total Decrease in Net Assets	(160,243,872)	(25,688,169)

See accompanying notes which are an integral part of these financial statements.

17

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Net Assets
Beginning of year	402,903,723	428,591,892

End of year	$242,659,851	$402,903,723

Accumulated undistributed net investment income included in net assets at end of year	$80,915	$171,943

Share Transactions – Institutional Class
Shares sold	5,412,629	12,444,974
Shares issued in reinvestment of distributions	1,370,655	1,446,163
Shares redeemed	(17,839,431)	(16,954,436)

Total Institutional Class	(11,056,147)	(3,063,299)

Share Transactions – Investor Class
Shares sold	1,069,313	2,024,744
Shares issued in reinvestment of distributions	93,119	81,349
Shares redeemed	(2,082,033)	(1,221,845)

Total Investor Class	(919,601)	884,248

Net decrease in shares outstanding	(11,975,748)	(2,179,051)

(a)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

18

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19

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Selected Per Share Data:
Net asset value, beginning of period	$11.45	$11.47

Income from investment operations:
Net investment income (a)	0.34	0.48
Net realized and unrealized gain (loss)	(0.76)	(0.01)

Total from investment operations	(0.42)	0.47

Less distributions to shareholders:
From net investment income	(0.30)	(0.49)
Tax Return of Capital	—	—
From net capital gains	(0.27)	—

Total distributions	(0.57)	(0.49)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of period	$10.46	$11.45

Total Return (d)	-3.75%	4.14%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$230,120	$378,785
Ratio of expenses to average net assets (e)	1.19%	1.15%
Ratio of net investment income to average net assets (a) (e)	2.98%	4.07%
Portfolio turnover rate	191%	45%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

20

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$11.33	$11.13	$11.96

0.52 (b)	0.52 (b)	0.47
0.04	0.68	(0.49)

0.56	1.20	(0.02)

(0.42)	(0.49)	(0.51)
—	(0.02)	—
—	(0.49)	(0.30)

(0.42)	(1.00)	(0.81)

— (c)	— (c)	— (c)

$11.47	$11.33	$11.13

5.02%	11.22%	-0.39%

$414,438	$488,713	$548,976
1.15%	1.13%	1.11%
4.51%	4.61%	3.95%
43%	72%	98%

See accompanying notes which are an integral part of these financial statements.

21

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Selected Per Share Data:
Net asset value, beginning of period	$11.53	$11.55

Income from investment operations:
Net investment income (a)	0.31	0.40
Net realized and unrealized gain (loss)	(0.77)	0.04

Total from investment operations	(0.46)	0.44

Less distributions to shareholders:
From net investment income	(0.26)	(0.46)
Tax Return of Capital	—	—
From net capital gains	(0.27)	—

Total distributions	(0.53)	(0.46)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of period	$10.54	$11.53

Total Return (d)	-4.08%	3.77%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$12,540	$24,328
Ratio of expenses to average net assets (e)	1.54%	1.50%
Ratio of net investment income to average net assets (a) (e)	2.61%	3.64%
Portfolio turnover rate	191%	45%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

22

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$11.41	$11.21	$12.02

0.45 (b)	0.48 (b)	0.56
0.08	0.68	(0.65)

0.53	1.16	(0.09)

(0.39)	(0.45)	(0.42)
—	(0.02)	—
—	(0.49)	(0.30)

(0.39)	(0.96)	(0.72)

— (c)	— (c)	— (c)

$11.55	$11.41	$11.21

4.60%	10.86%	-0.88%

$14,154	$4,199	$4,084
1.49%	1.48%	1.46%

3.90%	4.26%	4.58%
43%	72%	98%

See accompanying notes which are an integral part of these financial statements.

23

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements	September 30, 2015

NOTE 1. ORGANIZATION

The IRON Strategic Income Fund (the “Fund”) is organized as a diversified series of the Unified Series Trust (the “Trust”). The Fund commenced operations on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is IRON Financial, LLC (the “Adviser”).

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Institutional Class shares were first offered to the public on October 11, 2006; and Investor Class shares were first offered to the public on February 2, 2009. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”)

24

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the last three year ends, including the most recent fiscal year end which has yet to be filed.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the

25

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2015, the Fund made the following reclassifications to increase (decrease) the components of net assets.

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
$ (55,076)	$ (950,773)	$ 1,005,849

Security loans – Under the terms of the securities lending agreement with U.S. Bank, the Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the SEC, the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the fair value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in fair value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be

26

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Notes to the Financial Statements (continued)	September 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

able to vote proxies on the securities loaned as deemed appropriate by the Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). At all times the margin of collateral to fair value of loaned securities shall be at least 102%. As of September 30, 2015, the Fund loaned securities having a fair value of $16,113,713 and received $16,582,889 of cash collateral for the loan from the following counterparties: National Financial Services, LLC, J.P. Morgan Clearing Corp., Merrill Lynch Pierce Fenner & Smith, Inc., and Morgan Stanley & Co. LLC. This cash was invested in money market securities.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

27

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Notes to the Financial Statements (continued)	September 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative instruments that the Fund invests in, such as swap agreements, are generally traded over-the-counter. The credit default swaps the Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities.

28

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Notes to the Financial Statements (continued)	September 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities, including corporate bonds, convertible notes and U.S. Treasury obligations when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be classified as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a

29

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Notes to the Financial Statements (continued)	September 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$1,356,563	$—	$1,356,563
Convertible Notes*	—	23,747,819	—	23,747,819
U.S. Treasury Obligations	—	13,150,207	—	13,150,207
Mutual Funds	114,857,572	—	—	114,857,572
Exchange-Traded Funds	23,892,548	—	—	23,892,548
Money Market Securities	79,442,853	—	—	79,442,853
Credit Default Swaps**	—	104,069	—	104,069
Total Return Swaps**	—	2,940,211	—	2,940,211
Total	$218,192,973	$41,298,869	$—	$259,491,842
*	See schedule of investments for additional country information related to convertible notes.
**	Reflects net appreciation as of September 30, 2015. See Note 4 for additional information related to these instruments.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended September 30, 2015.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may obtain exposure to the fixed income market by investing in derivatives. The Fund may also use derivative instruments for any purpose consistent

30

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 4. DERIVATIVE TRANSACTIONS – continued

with its investment objective including hedging or managing risk or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional debt securities would allow.

The Fund enters into credit derivatives, such as credit default swaps, to gain exposure to or to mitigate specific forms of credit risk. Swaps expose the Fund to counterparty risk (described below). The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Swap Agreements – The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps, and total return swaps. Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specific notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the over-the-counter (“OTC”) market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These centrally cleared swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM.

A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s

31

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 4. DERIVATIVE TRANSACTIONS – continued

obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Fund’s books and records. Upon entering into a credit default swap, the Fund is required to satisfy an initial margin requirement by delivering cash or securities. Subsequent payments are made or received by the Fund each day to settle daily fluctuations in the value of the contract (“variation margin”); which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.

In a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of the reference issuer to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Fund receiving or paying only the net amount of the two payments. The Fund is usually a buyer of credit default swaps. When a credit event occurs as defined under the terms of the credit default swap contract, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The maximum potential amount of future payments that the Fund as a buyer of protection may receive if a credit event occurs is an amount equal to the notional amount of the contract. As of September 30, 2015, the notional amount of credit default swaps outstanding is $5,940,000 for which the Fund is the buyer of protection.

32

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In the event of the default or bankruptcy of a swap contract counterparty, the Fund will have contractual remedies pursuant to the swap contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

With centrally cleared swaps, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.

A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and

33

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 4. DERIVATIVE TRANSACTIONS – continued

creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

To mitigate counterparty risk on swap agreements, the Fund may require the counterparty to post collateral to the Fund’s custodian to cover the Fund’s exposure. This collateral is generally in cash and is invested in a money market fund. At September 30, 2015, the Fund’s custodian held no collateral posted by a counterparty. A counterparty may also require the Fund to post collateral to a segregated account at the Fund’s custodian. As of September 30, 2015, the Fund’s segregated collateral for outstanding swap contracts in the amount of $76,112,621.

Futures Contracts – The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

34

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Transactions in written options by the Fund during the fiscal year ended September 30, 2015, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2014	—	$—
Options written	101	4,963
Options expired	(100)	(4,923)
Options closed	(1)	(40)
Options outstanding at September 30, 2015	—	$—

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2015, and the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2015.

At September 30, 2015:

Derivatives — Credit Risk	Location of Derivatives on Statement of Assets & Liabilities	Fair Value
		Asset Derivatives	Liability Derivatives
Credit Default Swap Contracts	Payable for net variation margin on swap contracts	$—	$17,557
Total Return Swap Contracts	Unrealized gain on total return swap contracts	$2,940,211	$—

For the fiscal year ended September 30, 2015:

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Interest Rate Risk: Futures contracts	Net realized and unrealized gain (loss) on futures contracts	463	463	$51,380	$—

35

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Written Option Contracts	Net realized and unrealized gain (loss) on option contracts	$4,916	$—
Credit Risk: Credit Default Swap Contracts	Net realized and unrealized gain (loss) on swap contracts	$(2,968,991)	$(2,163,018)
Total Return Swap Contracts	Net realized and unrealized gain (loss) on swap contracts	$(316,010)	$2,940,211

The Fund purchased a total notional value of credit default swap contracts in the amount of $1,215,000,000 and terminated credit default swap contracts with a total notional value of $1,426,860,000 during the fiscal year ended September 30, 2015. The Fund opened and closed total return swap contracts with a total notional value of $162,740,249 and $45,139,449, respectively, during the fiscal year ended September 30, 2015. The Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the fiscal year ended September 30, 2015.

36

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2015.

					Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Securities Loaned	$—	$16,582,889	$—	$16,582,889	$(16,582,889)	$—	$—
Credit Default Swap Contracts	$—	$17,557	$—	$17,557	$—	$(17,557)	$—
Total Return Swap Contracts	$2,940,211	$—	$—	$2,940,211	$—	$—	$2,940,211

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. The amounts shown in the Statements of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s daily average net assets. For the fiscal year ended September 30, 2015, the Adviser earned a fee of $3,230,214 from the Fund. At September 30, 2015, the Fund owed the Adviser $205,857 for advisory services.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all

37

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2015, HASI earned fees of $203,613 for administrative services provided to the Fund. At September 30, 2015, HASI was owed $15,978 by the Fund for administrative services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2015, HASI earned fees of $68,889 from the Fund for transfer agent services. For the fiscal year ended September 30, 2015, HASI earned fees of $84,640 from the Fund for fund accounting services. At September 30, 2015, the Fund owed HASI $7,140 for transfer agent services and $6,859 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended September 30, 2015.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal Distributor of the Fund’s shares. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an

38

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended September 30, 2015, the 12b-1 expense incurred by the Investor Class was $52,383. The Fund owed the Adviser $2,871 for 12b-1 fees as of September 30, 2015.

The Fund has an Administrative Service Plan (the “Admin Plan”) with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Adviser. Financial intermediaries eligible to receive payments under the Admin Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

For purposes of the Admin Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the fiscal year ended September 30, 2015, the Investor class incurred $20,953 in Admin Plan Fees. At September 30, 2015, the Fund owed the Adviser $1,149 for Admin Plan Fees.

39

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$51,755,586
Other	402,194,108
Sales
U.S. Government Obligations	$51,690,996
Other	508,073,867

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2015, Charles Schwab and Co., Inc. and TD Ameritrade, Inc. owned, as record shareholder, 40.39% and 32.50% of the outstanding shares of the Fund, respectively. It is not known whether Charles Schwab and Co., Inc., TD Ameritrade, Inc. or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 9. FEDERAL TAX INFORMATION

As of September 30, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$3,409,489
Gross unrealized depreciation	(18,211,056)

Net unrealized depreciation on investments	$(14,801,567)

At September 30, 2015, the aggregate cost of securities for federal income tax purposes was $271,249,129 for the Fund.

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IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 9. FEDERAL TAX INFORMATION – continued

The tax characterization of distributions paid for the fiscal years ended September 30, 2015 and September 30, 2014 was as follows:

	2015	2014
Distributions paid from:
Ordinary Income*	$8,994,498	$19,014,607
Long-Term Capital Gain	8,462,211	—

Total Distributions	$17,456,709	$19,014,607

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,125,196
Accumulated capital and other losses	(8,082,489)
Unrealized appreciation (depreciation)	(14,801,567)

$(19,758,860)

As of September 30, 2015, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales and the tax treatment of credit default swaps.

As of September 30, 2015, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $913,587.

Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended September 30, 2015, the Fund deferred post October capital losses in the amount of $7,168,902.

NOTE 10. RESTRICTED SECURITIES

The Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. Restricted securities are securities that may only be resold

41

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2015

NOTE 10. RESTRICTED SECURITIES – continued

upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At September 30, 2015, the aggregate value of such securities amounted to $2,304,063 and value amounts to 0.95% of the net assets of the Fund.

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Value
NRG Yield, Inc., 3.500%, 2/1/2019	7/22/2015	$1,500,000	$1,535,650	$1,356,563
IAS Operating Partnership LP, 5.000%, 3/15/2018	9/13/2013	1,000,000	953,890	947,500

				$2,304,063

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Subsequent to the period end, on November 13, 2015, Huntington Bancshares Inc. entered in an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, Inc. The sale is expected to close by the end of December 2015, subject to customary closing conditions. Management has determined that there were no additional items requiring additional disclosure.

42

IRON STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of IRON Strategic Income Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of IRON Strategic Income Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IRON Strategic Income Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 24, 2015

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IRON STRATEGIC INCOME FUND

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended September 30, 2015, the IRON Strategic Income Fund designates 0.53% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended September 30, 2015, the IRON Strategic Income Fund designates 0.41% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

For the year ended September 30, 2015, the Fund designated $8,462,211 as long-term capital gain distributions.

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IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A., a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

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IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since August 2011; Director Steel Wheels Acquisition Corp., and Standard Steel, Inc., both holding companies which, through subsidiaries, produce steel wheels and axles, since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 13 series.

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IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited) (continued)

The following table provides information regarding the interested Trustee and the officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 54) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007, Director since May 2014; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Interim President of Unified Series Trust from March 2012 to August 2013; Senior Vice President of Unified Series Trust from May 2007 to August 2013; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007, Director since May 2014; Chief Compliance Officer and AML Officer of Capitol Series Trust since September 2013; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.

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IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary Richmond (Age – 35) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 68) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
Latavia M. Evans (Age – 28) Secretary, February 2015 to present	Paralegal, Risk and Compliance, Huntington Asset Services, Inc., the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012; Paralegal Intern at Kentucky Department of Public Advocacy from September 2010 to December 2010; Student from September 2009 to December 2010.
*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 13 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

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IRON STRATEGIC INCOME FUND

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0575 to request a copy of the SAI or to make shareholder inquiries.

Adviser Renewal Agreement

The Iron Strategic Income Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, IRON Financial, LLC (“Iron”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on May 1, 2015 via teleconference to consider the renewal of the management agreement between the Trust and Iron on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (“Huntington”). These materials included: (a) a detailed letter to Iron requesting information that the Board likely would consider in determining whether to renew the Fund’s management agreement, and Iron’s responses; (b) a description of factors considered by the Board in approving the Fund’s management agreement during the prior year; (c) commentary prepared by Iron discussing the Fund’s performance for the year ended February 28, 2015, factors affecting this performance, and why the performance varied from that of the Fund’s benchmark; (d) a schedule of the Fund’s investments as of December 31, 2014; (e) a profitability analysis prepared by Iron with respect to its management of the Fund; (f) Huntington’s memorandum comparing the Fund’s performance returns to the returns of the Fund’s benchmark, Morningstar Category Average, and two peer groups of funds for relevant periods ended February 28, 2015; comparing the Fund’s advisory fee and total expense ratio to those of its peer groups; and providing certain other Fund performance and volatility information as reported by Morningstar; (g) Iron’s summary balance sheet as of December 31, 2014, and summary income statement for the 2014 calendar year; (h) a survey by Management Practice Inc. of the profitability of publicly owned advisers to mutual funds; (i) a copy of the current management agreement for the Fund; and (j) a report from the Trust’s Chief Compliance Officer summarizing his review of Iron’s compliance program. After discussing the materials, the Committee

49

IRON STRATEGIC INCOME FUND

Adviser Renewal Agreement (continued)

contacted certain executives of Iron, including both of the Fund’s portfolio managers (one of whom is also Iron’s Co-Founder, Chief Investment Officer, and a Managing Director) and Iron’s Chief Compliance Officer.

At the Board’s May 18, 2015 in-person meeting, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Iron, approved the continuation of the management agreement between the Trust and Iron on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed Iron’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the Fund’s assets. The Trustees determined that Iron’s resources appear reasonable, and specifically noted that Iron continues to provide the services and support of various administrative and professional staff, including two experienced portfolio managers and a chief compliance officer. The Trustees considered that Iron was not proposing any changes to the level of services provided to the Fund or any changes to the Fund’s investment strategy.

(b)

Fund Performance – The Trustees considered the Fund’s performance for periods ended February 28, 2015. The Trustees reviewed the Fund’s performance in comparison to a peer group of funds that are currently similar in size to the Fund (the “2015 Peer Group”). The Trustees also considered the Fund’s performance in comparison to the Fund’s peer group from the previous year (the “2014 Peer Group”). The Trustees considered that over the one-year period, the Fund had underperformed both peer groups’ median and average returns, but that the Fund had outperformed both peer groups’ median and average returns over the longer five-year period. The Trustees noted that, over the three-year period, the Fund had outperformed the 2014 Peer Group median and average, outperformed the 2015 Peer Group median, and underperformed the 2015 Peer Group average. The Trustees also noted that the Fund had underperformed the

50

IRON STRATEGIC INCOME FUND

Adviser Renewal Agreement (continued)

returns of its benchmark, the Credit Suisse Hedge Fund Index, over the one-, three-, and five-year periods. The Trustees considered Iron’s explanation that much of the reason the Fund had underperformed the benchmark in recent periods is because of the benchmark’s greater exposure to equity markets, which have rallied in recent periods.

(c)	Fee Rate and Profitability – The Trustees reviewed the Fund’s advisory fee in comparison to the advisory fees of funds in its 2014 and 2015 Peer Groups. The Trustees considered that the Fund’s advisory fee was below the 2014 peer group average and median, equal to the 2015 Peer Group median, and higher than the 2015 Peer Group average. The Trustees determined that the Fund’s advisory fee was reasonable in relation to the advisory fees charged to the peer group funds.

The Trustees considered the profitability analysis prepared by Iron, which showed that whether or not marketing expenses for the Fund are taken into account, Iron is earning a profit as a result of managing the Fund. The Trustees determined that the profit is not excessive, in part based on their comparison of the information provided in the Management Practice Inc. survey.

The Trustees also considered that the Fund’s Investor Class shares pay a 12b-1 fee of 0.25% to Iron or any broker-dealer, investment adviser, bank or other financial institution to help defray the cost of distributing Investor Class shareholders or providing services to Investor Class shareholders, and a 0.10% fee under the Fund’s Administrative Plan to compensate financial intermediaries that provide administrative services to Investor Class shares. The Trustees recalled that they receive and review quarterly reports on the use of these fees, and that Iron had reported that these fees are passed through to mutual fund platforms that provide shareholder servicing, sub-transfer agency, and other administrative services to Fund shareholders. Finally, the Trustees noted Iron’s representation that it does not enter into soft dollar arrangements on behalf of the Fund.

The Trustees considered Iron’s representation that it does not manage any other client accounts using a similar strategy as is used to manage the Fund. The Trustees determined that comparison between the Fund’s advisory fee and Iron’s advisory fees charged to other accounts would therefore not be appropriate.

(d)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by

51

IRON STRATEGIC INCOME FUND

Adviser Renewal Agreement (continued)

Iron as the Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees determined that, in light of the size of the Fund, the profitability of Iron with respect to the Fund, and the management fee and expense ratio of the Fund, it does not appear that Iron is realizing benefits from economies of scale in managing the Fund’s assets to such an extent that the Fund’s management fee should be reduced or that breakpoints in the management fee should be implemented at this time.

52

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Latavia M. Evans, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

IRON Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn, LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc., Member FINRA/SIPC

www.ironfunds.com

IRON STRATEGIC INCOME FUND

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Spouting Rock/Convex Dynamic Global Macro

Fund

Annual Report

September 30, 2015

Fund Adviser:

Spouting Rock Fund Management

100 Matsonford Road

Five Radnor Corporate Center

Suite 441

Radnor, PA 19087

Toll Free: (844) 834-6478

Management’s Discussion of Fund Performance (Unaudited)

The Fund was launched on November 24th 2014 and as volatility rose during the first week of December, the portfolio shifted away from equities into fixed income and cash. As volatility fell during the third week of December, more of the portfolio was moved into U.S. equities. So the Fund was able to avoid some of the downside while capturing the upside when the market rallied and volatility fell.

Economic data in the U.S. softened throughout the first quarter, including industrial activity, consumer spending and housing. The Fund portfolio reduced exposure to U.S. equities during this period and increased exposure to European equities amidst signs of positive growth momentum in countries such as Germany and Spain, as well as the launch of Quantitative Easing by the European Central Bank. The move into International equities allowed the Fund to capture some positive returns even as the U.S. equity market (S&P 500) returned less than 1% in the first quarter.

US economic data strengthened a bit in the second quarter but not as much as expected, which when combined with the prospect of Fed rate hikes and overseas crisis (Greece) led to a flat quarter for US equities. The continuing impasse between Greece and its creditors led to European equities falling by almost 10% after reaching a high in mid-April. MSCI’s EAFE index dropped 1.61% over the quarter. At the same time, economic data in emerging markets continued to lag, and the equity markets (especially China) were a lot more volatile. The Chinese stock market (Shanghai Composite Index) rose close to 35% until mid-June before shedding more than half of those gains in the last two weeks of the quarter. As a result of the turmoil related to the Greek debt negotiations, and increasing ‘known-unknown’ risks, the Fund cut back exposure to Eurozone equities from over 20% to 3% by the end of the quarter.

The Federal Reserve also began to show more urgency in raising rates before the end of 2015 as economic data showed an uptick, and this led to the yields rising in the US, with the US 10-year Treasury yield climbing more than 40 basis points to end the second quarter at 2.35. The Barclays Aggregate Bond Index lost close to 2% during the quarter. Concerns of a rate-hike led to the Fund cutting exposure to intermediate/long-duration bonds from over 15% to about 5% by quarter end. A flat to down quarter for equities combined with a poor one for fixed income led to the Fund under-performing its benchmark in the second quarter of 2015.

The Fund was invested mostly in equities during the third quarter, as US economic growth picked up, fueled by consumer spending in the housing and auto sectors. The Fund also held developed international equities, in Japan and Europe, due to their

1

Management’s Discussion of Fund Performance (Unaudited) (continued)

prospects for higher growth in the face of active monetary easing policies such as Quantitative Easing by their respective Central Banks. The uncertainty arising from the Greece debt crisis was also resolved to some degree by the second week of July.

At the same time, the slowdown in China has really hurt commodity producing countries, like Russia and Brazil, as well as countries in the region that are tied to Chinese manufacturing, like Taiwan, South Korea and Singapore. The Fund portfolio had no exposure to Emerging Market equities during the third quarter due to lackluster growth and the concerns of adverse impact from China, which was further accentuated by potential Federal Reserve’s rate hikes. As a result, the portfolio avoided large drawdowns experienced by this asset class during the quarter.

The third quarter (Q3) of 2015 saw equity market volatility suddenly spike from a normal level to the highest levels since 2011 amid waves of worries over a slowdown in China and its currency devaluation, and the impact of potential rate hikes by the U.S. Federal Reserve at its September meeting. All this resulted in the worst quarter for U.S. equities since the third quarter of 2011, resulting in a drawdown for the S&P 500 Index of more than 12% from peak to trough with -6.4% return for the quarter. Global equity markets fared worse, with the MSCI EAFE index and MSCI Emerging Markets Index ending the Q3 with -10.19% and -17.78% return, respectively. The Fund underperformed its benchmark during this quarter, resulting in underperformance for the period from inception through September 30, 2015 (the Fund’s Institutional Class returned -5.25% for the period, as opposed to the 0.02% for the Fund’s benchmark). The primary reason for the Fund’s underperformance was the Fund’s overweighting to equities. While the Fund generally attempts to limit exposure to risky assets when volatility rises, volatility rose quickly over three days during the third quarter, and the subadviser viewed the increase as a temporary spike that would be followed by falling volatility (especially given the positive fundamental economic picture in the U.S.) and therefore did not reduce the Fund’s equity exposure. This conviction of staying with the portfolio turned out to be beneficial in October when global equity markets came back strongly and the Fund recovered the year-to-date losses it had as of September 30, 2015. For the period from inception to October 31, 2015, the Fund’s Institutional Class return was 0.48% versus the benchmark return of 0.01%.

Looking forward into the fourth quarter and 2016, we believe the portfolio remains positioned for continued growth in the World’s developed economies. The U.S. economy is likely to remain resilient in the face of a weak industrial sector that may start to bounce

2

Management’s Discussion of Fund Performance (Unaudited) (continued)

back, especially if the dollar does not rise much higher. The other developed markets remain on the road to recovery, with strong support from their respective Central Banks. Our outlook for Emerging Markets continues to be negative due to weaknesses mentioned earlier. The chief uncertainty, though, comes from the potential timing of an interest rate hike by the Federal Reserve.

We continue to monitor economic prospects of thirty different countries in five regions and potential ‘known-unknown’ risks across the globe that can impact risky assets. We strive to position and adapt the portfolio to take advantage of growth opportunities and avoid reactionary biases and pitfalls.

3

Investment Results (Unaudited)

Total Return* (for the period ended September 30, 2015)

Since Inception (November 24, 2014)
Spouting Rock/Convex Global Macro Fund - Institutional Class	-5.25%
Spouting Rock/Convex Global Macro Fund - Advisor Class	-5.46%
BofA Merrill Lynch 3-month U.S. Treasury Bill Index**	0.02%
As disclosed in the Fund’s current prospectus, the total annual operating expense ratios were
1.90% (Net) and 2.34% (Gross) (Institutional Class); and 2.30% (Net) and 2.74% (Gross) (Advisor
Class). The net expense ratios reflect a contractual management fee waiver through January 31,
2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. Additional information pertaining to the Fund’s expense ratios as of
September 30, 2015 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-844-834-6478.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. An individual cannot invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

4

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on November 24, 2014 (commencement of operations) for the Institutional Class and held through September 30, 2015. The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

For more information on the Spouting Rock/Convex Dynamic Global Macro Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-844-6478. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

Fund Holdings (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Spouting Rock/Convex Dynamic Global Macro Fund is positive absolute returns.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value, April 1, 2015	Ending Account Value, September 30, 2015	Expenses Paid During Period		Annualized Expense Ratio
Spouting Rock/Convex Dynamic Global Macro Fund
Institutional Class
Actual	$1,000.00	$927.30	$8.21	*	1.70%
Hypothetical**	$1,000.00	$1,016.55	$8.59		1.70%

Advisor Class
Actual	$1,000.00	$925.30	$10.13	*	2.10%
Hypothetical**	$1,000.00	$1,014.54	$10.60		2.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

7

Schedule of Investments

September 30, 2015

	Shares	Fair Value
Exchange-Traded Funds – 83.87%
Consumer Discretionary Select Sector SPDR Fund	2,298	$170,650
Consumer Staples Select Sector SPDR Fund	1,332	62,857
Financial Select Sector SPDR Fund	7,461	169,066
Health Care Select Sector SPDR Fund	1,560	103,319
Industrial Select Sector SPDR Fund	486	24,247
iShares Global Healthcare ETF	911	89,706
iShares MSCI Germany Index Fund	1,536	38,001
iShares MSCI Ireland Capped ETF	962	37,451
iShares MSCI Italy Index Fund	4,950	70,884
iShares MSCI Japan Index Fund	9,188	105,019
iShares MSCI Netherlands Investable Market Index Fund	11,788	275,839
iShares MSCI Spain Capped ETF	1,944	57,659
iShares MSCI Sweden Index Fund	7,093	205,910
iShares MSCI Switzerland Index Fund	709	21,688
Materials Select Sector SPDR Fund	420	16,766
Powershares QQQ Trust Series 1	2,388	243,003
Schwab US Small-Cap ETF	1,098	55,767
SPDR Dow Jones International Real Estate ETF	1,520	59,797
SPDR S&P 500 ETF Trust	1,311	251,227
Technology Select Sector SPDR Fund	4,155	164,123
Vanguard Mid-Cap ETF	825	96,253
Vanguard Mid-Cap Growth ETF	1,306	127,035
Vanguard Mid-Cap Value ETF	1,397	116,286
Vanguard REIT ETF	1,090	82,339
Vanguard Small-Cap Growth ETF	785	92,457
Vanguard Small-Cap Value ETF	1,225	118,641
Vanguard Value ETF	1,183	90,795
WisdomTree Japan Hedged Equity Fund	3,555	172,986

Total Exchange-Traded Funds (Cost $3,302,940)		3,119,771

Money Market Securities – 26.17%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.17% (a)	973,394	973,394

Total Money Market Securities (Cost $973,394)		973,394

Total Investments – 110.04% (Cost $4,276,334)		4,093,165

Liabilities in Excess of Other Assets – (10.04)%		(373,593)

NET ASSETS – 100.00%		$3,719,572

(a)	Rate disclosed is the seven day yield as of September 30, 2015.
ETF	– Exchange-Traded Fund
MSCI	– Morgan Stanley Capital International
REIT	– Real Estate Investment Trust
SPDR	– Standard & Poor’s Depositary Receipts

See accompanying notes which are an integral part of the financial statements.

8

Statement of Assets and Liabilities

September 30, 2015

Assets
Investments in securities at fair value (cost $4,276,334)	$4,093,165
Dividends receivable	3,569
Receivable from Adviser	8,421
Deferred offering costs	4,101
Prepaid expenses	3,634
Total Assets	4,112,890
Liabilities
Payable for investments purchased	359,697
Payable to administrator, fund accountant, and transfer agent	6,202
Accrued 12b-1 fees – Advisor class	20
Accrued Administrative Service fees – Advisor class	12
Payable to custodian	500
Payable to trustees	308
Other accrued expenses	26,579
Total Liabilities	393,318
Net Assets	$3,719,572
Net Assets consist of:
Paid-in capital	$3,930,559
Accumulated undistributed net investment income (loss)	(2,610)
Accumulated undistributed net realized loss from investment transactions	(25,208)
Net unrealized depreciation on investments	(183,169)
Net Assets	$3,719,572
Net Assets: Institutional Class	$3,623,418
Shares outstanding (unlimited number of shares authorized, no par value)	383,669
Net asset value, offering and redemption price per share	$9.44
Net Assets: Advisor Class	$96,154
Shares outstanding (unlimited number of shares authorized, no par value)	10,209
Net asset value, offering and redemption price per share	$9.42

9

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the period ended September 30, 2015(a)

Investment Income
Dividend income	$33,981
Total investment income	33,981
Expenses
Investment Adviser fee	22,120
12b-1 fee – Advisor class	75
Administrative Service fee – Advisor class	45
Administration expenses	23,004
Fund accounting expenses	14,923
Transfer agent expenses	31,352
Legal expenses	20,000
Registration expenses	1,962
Custodian expenses	5,000
Audit expenses	16,000
Trustee expenses	12,519
Insurance expense	3,318
Pricing expenses	1,722
Report printing expense	7,011
Offering expense	18,531
Organizational expense	29,163
CCO expense	6,254
Miscellaneous expenses	4,427
Total expenses	217,426
Fees waived and expenses reimbursed by Adviser	(185,982)
Net operating expenses	31,444
Net investment income	2,537
Net Realized and Unrealized Loss on Investments
Net realized loss on investment transactions	(25,405)
Net change in unrealized depreciation of investments	(183,169)
Net realized and unrealized loss on investments	(208,574)
Net decrease in net assets resulting from operations	$(206,037)
(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.

10

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the Period Ended September 30, 2015(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,537
Net realized loss on investment transactions	(25,405)
Net change in unrealized depreciation of investments	(183,169)
Net decrease in net assets resulting from operations	(206,037)
Distributions
From net investment income – Institutional Class	(4,931)
From net investment income – Advisor Class	(19)
Total distributions	(4,950)
Capital Transactions – Institutional Class
Proceeds from shares sold	3,868,220
Reinvestment of distributions	4,931
Amount paid for shares redeemed	(46,422)
Total Institutional Class	3,826,729
Capital Transactions – Advisor Class
Proceeds from shares sold	103,811
Reinvestment of distributions	19
Total Advisor Class	103,830
Net increase in net assets resulting from capital transactions	3,930,559
Total Increase in Net Assets	3,719,572
Net Assets
Beginning of period	–
End of period	$3,719,572
Accumulated net investment loss included in net assets at end of period	$(2,610)
Share Transactions – Institutional Class
Shares sold	387,925
Shares issued in reinvestment of distributions	490
Shares redeemed	(4,746)
Total Institutional Class	383,669
Share Transactions – Advisor Class
Shares sold	10,207
Shares issued in reinvestment of distributions	2
Total Advisor Class	10,209
Net increase in shares outstanding	393,878
(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.

11

See accompanying notes which are an integral part of the financial statements.

Spouting Rock/Convex Global Macro Fund –

Institutional Class Financial Highlights

(For a share outstanding during the period)

	For the Period Ended September 30, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.03

Net realized and unrealized gain (loss) on investments	(0.55)

Total from investment operations	(0.52)

Less distributions to shareholders:

From net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$9.44

Total Return(b)	(5.25	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,623

Ratio of expenses to average net assets	1.70	%(d)

Ratio of expenses to average net assets before waiver and reimbursement	11.81	%(d)

Ratio of net investment income to average net assets	0.15	%(d)

Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(9.96	)%(d)

Portfolio turnover rate	166	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

12

See accompanying notes which are an integral part of the financial statements.

Spouting Rock/Convex Global Macro Fund –

Advisor Class Financial Highlights

(For a share outstanding during the period)

	For the Period Ended September 30, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.03

Net realized and unrealized gain (loss) on investments	(0.57)

Total from investment operations	(0.54)

Less distributions to shareholders:

From net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$9.42

Total Return(b)	(5.46	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$96

Ratio of expenses to average net assets	2.10	%(d)

Ratio of expenses to average net assets before waiver and reimbursement	11.16	%(d)

Ratio of net investment income to average net assets	(0.32	)%(d)

Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(9.38	)%(d)

Portfolio turnover rate	166	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

13

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

September 30, 2015

NOTE 1 – ORGANIZATION

Spouting Rock/Convex Dynamic Global Macro Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 11, 2014. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on November 24, 2014. Spouting Rock Fund Management (the “Adviser”) serves as investment adviser to the Fund. The Adviser has retained Convex Capital Management, LLC (“Convex” or the “Sub-Adviser”) to serve as sub-adviser to the Fund. The objective of the Fund is to seek positive absolute returns.

The Fund currently offers two classes of shares, Institutional Class and Advisor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Trustees. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

14

Notes to Financial Statements (continued)

September 30, 2015

As of and during the period ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once per year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the period ended September 30, 2015, the Fund made the following reclassifications to increase (decrease) the components of net assets.

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
$–	$(197)	$197

NOTE 3 – SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

15

Notes to Financial Statements (continued)

September 30, 2015

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the “Board”). These securities are generally categorized as Level 3 securities.

16

Notes to Financial Statements (continued)

September 30, 2015

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$3,119,771	$–	$–	$3,119,771
Money Market Securities	973,394	–	–	973,394
Total	$4,093,165	$–	$–	$4,093,165

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the period ended September 30, 2015.

NOTE 4 – FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the Fund’s average net assets. For the period ended September 30, 2015, the Adviser earned a fee of $22,120 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses through January 31, 2017, so that total annual fund operating expenses (excluding

17

Notes to Financial Statements (continued)

September 30, 2015

brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses; fees paid pursuant to the Advisor Class Administrative Services Plan or 12b-1 Plan, and extraordinary litigation expenses) do not exceed 1.70% of the Fund’s average daily net assets. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. For the period ended September 30, 2015, the Adviser waived fees and reimbursed expenses in the amount of $185,982, which may be subject to potential recoupment until September 30, 2018.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, pursuant to which the Sub-Adviser manages the Fund’s portfolio and makes investment decisions. The Adviser oversees the Sub-Adviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period ended September 30, 2015, HASI earned fees of $23,004 for administration services provided to the Fund. At September 30, 2015, the Fund owed HASI $2,230 for administration services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period ended September 30, 2015, HASI earned fees of $31,352 from the Fund for transfer agent services. For the period ended September 30, 2015, HASI earned fees of $14,923 from the Fund for fund accounting services. At September 30, 2015, the Fund owed HASI $2,514 and $1,458 for transfer agent and fund accounting services, respectively.

Huntington National Bank (the “Custodian”) serves as custodian of the Fund’s investments. For the period ended September 30, 2015, the Custodian earned fees of $5,000 for custody services provided to the Fund. At September 30, 2015, the Fund owed the Custodian $500 for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the period ended September 30, 2015.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and the Custodian. A Trustee of the Trust is a member of management of the Custodian and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Distributor a fee of 0.25% of the average daily net assets of the Advisor Class in connection with the promotion and distribution of Advisor Class shares or the provision of services to shareholders, including, but not necessarily limited to, advertising,

18

Notes to Financial Statements (continued)

September 30, 2015

compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the period ended September 30, 2015, the Fund incurred 12b-1 fees for the Advisor Class of $75, of which $20 was unpaid at September 30, 2015.

The Fund has adopted an Administrative Services Plan with respect to Advisor Class shares, pursuant to which the Fund pays an annual fee equal to 0.15% of the average daily net assets of Advisor shares to the Adviser to compensate financial intermediaries that provide administrative services to the Advisor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Advisor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Advisor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Advisor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the period ended September 30, 2015, the Fund incurred Administrative Service fees for the Advisor Class of $45, of which $12 was unpaid at September 30, 2015.

NOTE 5 – INVESTMENTS

For the period ended September 30, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Purchases	Sales
U.S. Government Obligations	$–	$–
Other	6,498,872	3,170,527

NOTE 6 – ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment

19

Notes to Financial Statements (continued)

September 30, 2015

Company Act of 1940. At September 30, 2015, Charles Schwab & Co, Inc. owned, as record shareholder, 79.35% of the outstanding shares of the Fund. As a result Charles Schwab & Co, Inc. may be deemed to control the Fund.

NOTE 8 – FEDERAL TAX INFORMATION

At September 30, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$4,156
Gross unrealized depreciation	(197,887)
Net unrealized appreciation on investments	$(193,731)

At September 30, 2015, the aggregate cost of securities for federal income tax purposes was $4,286,896 for the Fund.

The tax characterization of distributions paid for the period ended September 30, 2015, was as follows:

2015
Distributions paid from:
Ordinary Income*	$4,950
Total Distributions	$4,950

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$42
Accumulated capital and other losses	(17,298)
Unrealized appreciation (depreciation)	(193,731)
$(210,987)

As of September 30, 2015, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $10,562.

Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended September 30, 2015, the Fund deferred post October capital losses in the amount of $14,646 and late year ordinary losses in the amount of $2,652.

NOTE 9 – SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Subsequent to the period end, on November 13, 2015, Huntington Bancshares Inc. entered in an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, Inc.. The sale is expected to close by the end of December 2015, subject to customary closing conditions. Management has determined that there were no additional items requiring additional disclosure.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders of Spouting Rock/Convex Dynamic Global Macro Fund and Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Spouting Rock/Convex Dynamic Global Macro Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2015, and the related statements of operations, and changes in net assets, and the financial highlights for period November 24, 2014 (commencement of operations) through September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spouting Rock/Convex Dynamic Global Macro Fund as of September 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period November 24, 2014 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 24, 2015

21

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the period ended September 30, 2015, the Spouting Rock/Convex Dynamic Global Macro Fund designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the period ended September 30, 2015, the Spouting Rock/Convex Dynamic Global Macro Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

22

Trustees and Officers – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A., a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age – 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since August 2011; Director Steel Wheels Acquisition Corp., and Standard Steel, Inc., both holding companies which, through subsidiaries, produce steel wheels and axles, since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 13 series.

23

The following table provides information regarding the interested Trustee and the officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

John C. Swhear (Age – 54) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007, Director since May 2014; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Interim President of Unified Series Trust from March 2012 to August 2013; Senior Vice President of Unified Series Trust from May 2007 to August 2013; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007, Director since May 2014; Chief Compliance Officer and AML Officer of Capitol Series Trust since September 2013; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.

Zachary Richmond (Age – 35) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.

Lynn E. Wood (Age – 68) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

Latavia M. Evans (Age – 28) Secretary, February 2015 to present	Paralegal, Risk and Compliance, Huntington Asset Services, Inc., the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012; Paralegal Intern at Kentucky Department of Public Advocacy from September 2010 to December 2010; Student from September 2009 to December 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 13 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

24

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 834-6478 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at (844) 834-6478 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond,

Chief Financial Officer and Treasurer

Latavia M. Evans, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Spouting Rock Fund Management

100 Matsonford Road,

Five Radnor Corporate Center, Suite 441

Radnor, PA 19087

SUB-ADVISER

Convex Capital Management

4200 Cantera Drive, Unit 203

Warrenville, IL 60555

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

25

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

26

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FCI Bond Fund:	FY 2015	$14,000
	FY 2014	$13,500
Appleseed Fund:	FY 2015	$15,500
	FY 2014	$15,000
Iron Strategic Income Fund:	FY 2015	$18,000
	FY 2014	$17,500
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2015	$13,500
	FY 2014	$0

(b) Audit-Related Fees

Registrant

FCI Bond Fund:	FY 2015	$0
	FY 2014	$0
Appleseed Fund:	FY 2015	$0
	FY 2014	$0
Iron Strategic Income Fund:	FY 2015	$0
	FY 2014	$0
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2015	$0
	FY 2014	$0

(c) Tax Fees

Registrant

The FCI Bond Fund:	FY 2015	$2,500
	FY 2014	$2,500
The Appleseed Fund:	FY 2015	$3,000
	FY 2014	$3,000
The Iron Fund:	FY 2015	$3,000
	FY 2014	$3,000
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2015	$2,500
	FY 2014	$0

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All Other Fees

Registrant

FCI Bond Fund:	FY 2015	$0
	FY 2014	$0
Appleseed Fund:	FY 2015	$0
	FY 2014	$0
Iron Strategic Income Fund:	FY 2015	$0
	FY 2014	$0
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2015	$0
	FY 2014	$0

(e) (1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

   (2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2015	$0	$0
FY 2014	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date 11/24/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date 11/24/2015

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date 11/24/2015